                        REVOLVING CREDIT LOAN AGREEMENT



                            executed by and between



                             SAGA SOFTWARE, INC.,
                              as the Borrower



                                    and



                           THE CHASE MANHATTAN BANK,
                                 as the Lender



                                    [LOGO]


                           Dated:  October 15, 1999

                               TABLE OF CONTENTS
                               -----------------


                                                                         Page
                                                                         ----
PREAMBLE AND RECITALS.................................................     1


                                   ARTICLE I

                             DEFINITIONS; RULES OF
                             ---------------------
                INTERPRETATION AND CONSTRUCTION; AND ACCOUNTING
                -----------------------------------------------

Section 1.01    Definitions...........................................     2
Section 1.02    Rules of Interpretation and Construction..............    20
Section 1.03    Accounting Principles.................................    21

                                  ARTICLE II

               AMOUNT AND TERMS OF THE REVOLVING CREDIT FACILITY
               -------------------------------------------------

Section 2.01    Revolving Credit Facility.............................    22
Section 2.02    Interest on the Revolving Credit Facility.............    24
Section 2.03    Fees..................................................    27
Section 2.04    Voluntary Prepayments.................................    27
Section 2.05    Payments..............................................    28
Section 2.06    Special Provision Governing Eurodollar Rate Loans.....    29
Section 2.07    Increased Capital.....................................    33
Section 2.08    Authorized Officers of the Borrower...................    33
Section 2.09    Taxes.................................................    33


                                  ARTICLE III

                   CONDITIONS TO THE REVOLVING CREDIT LOANS
                   ----------------------------------------

Section 3.01   Conditions Precedent to the Effectiveness
               of this Loan Agreement.................................    35
Section 3.02   Conditions Precedent to All Revolving Credit Loans.....    37

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------


Section 4.01   Representations and Warranties on the Closing Date.....  38
Section 4.02   Subsequent Funding Representations and Warranties......  46


                                   ARTICLE V

                              REPORTING COVENANTS
                              -------------------


Section 5.01   Statement of Accounting................................  47
Section 5.02   Reporting and Information Requirements.................  47
Section 5.03   Environmental Notices..................................  52


                                  ARTICLE VI

                             AFFIRMATIVE COVENANTS
                             ---------------------

Section 6.01   Corporate Existence, etc...............................  53
Section 6.02   Corporate Powers, etc..................................  53
Section 6.03   Compliance with Laws, etc..............................  53
Section 6.04   Payment of Taxes and Claims............................  53
Section 6.05   Maintenance of Properties; Insurance...................  54
Section 6.06   Inspection of Property; Books and Records; Discussion..  54
Section 6.07   Litigation, Claims, etc................................  54
Section 6.08   Labor Disputes.........................................  55
Section 6.09   Maintenance of Licenses, Permits, etc..................  55
Section 6.10   Use of Proceeds........................................  55
Section 6.11   Continuation of or Change in Business..................  55
Section 6.12   Additional Guarantors; Additional Pledge of Stock
               Agreements.............................................  55
Section 6.13   Year 2000..............................................  56
Section 6.14   Year 2000 Compliance...................................  56


                                  ARTICLE VII

                              NEGATIVE COVENANTS
                              ------------------

Section 7.01   Consolidated Debt......................................  57
Section 7.02   Sale of Assets; Additional Liens.......................  57
Section 7.03   Loans, Advances and Investments........................  58
Section 7.04   Transactions with Shareholders, Subsidiaries and
               Affiliates.............................................  59
Section 7.05   Restriction on Fundamental Changes; Mergers and
               Acquisitions...........................................  59
Section 7.06   ERISA..................................................  59

Section 7.07    Amendment of Corporate Documents.......................  60
Section 7.08    Margin Regulations.....................................  61
Section 7.09    Cancellation of Consolidated Debt; Prepayment..........  61
Section 7.10    Environmental Liabilities..............................  61
Section 7.11    Fiscal Year............................................  61
Section 7.12    Guaranties.............................................  61
Section 7.13    No Negative Pledges to Other Persons...................  62
Section 7.14    No Borrowing Under the CBL Credit Facility.............  62


                                 ARTICLE VIII

                              FINANCIAL COVENANTS
                              -------------------

Section 8.01    Minimum Consolidated Current Ratio..................... 63
Section 8.02    Maximum Consolidated Cash Flow Leverage Ratio.......... 63
Section 8.03    No Net Consolidated Loss............................... 63


                                  ARTICLE IX

                    EVENTS OF DEFAULT; RIGHTS AND REMEDIES
                    --------------------------------------

Section 9.01    Events of Default...................................... 64
Section 9.02    Rights and Remedies.................................... 65
Section 9.03    Application of Proceeds................................ 66
Section 9.04    No Notices............................................. 66
Section 9.05    Agreement to Pay Attorneys' Fees and Expenses.......... 67
Section 9.06    No Additional Waiver Implied by One Waiver............. 67
Section 9.07    Failure to Exercise Rights............................. 67
Section 9.08    Waiver of Jury Trial................................... 67
Section 9.09    Remedies Cumulative.................................... 67


                                   ARTICLE X

                                 MISCELLANEOUS
                                 -------------

Section 10.01   Expenses............................................... 69
Section 10.02   Indemnity.............................................. 69
Section 10.03   Amendments and Waivers................................. 70
Section 10.04   Independence of Covenants.............................. 70
Section 10.05   Notices................................................ 70
Section 10.06   Survival of Warranties and Agreements.................. 70
Section 10.07   Marshaling; Payments Set Aside......................... 71
Section 10.08   Severability........................................... 71

                        REVOLVING CREDIT LOAN AGREEMENT
                        -------------------------------

     THIS REVOLVING CREDIT LOAN AGREEMENT (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as this "Loan Agreement"), is made this 15th day of October, 1999, by and between

     SAGA SOFTWARE, INC., a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia, having its principal office located at 11190 Sunrise Valley Drive, Reston, Virginia 20191 (hereinafter referred to as the "Borrower"),

     AND

     THE CHASE MANHATTAN BANK, a state banking institution duly organized and validly existing under the laws of the State of New York, having an office located at One Riverfront Plaza, 2/nd/ Floor, Newark, New Jersey 07102 (hereinafter referred to as the "Lender").


                             W I T N E S S E T H:
                             --------------------

     WHEREAS, the Borrower has requested that the Lender make available to the Borrower an unsecured recourse revolving credit loan in the aggregate principal amount of up to Twenty-Five Million and 00/100 ($25,000,000.00) Dollars for the general corporate purposes of the Borrower, including the financing of Permitted Acquisitions but expressly excluding the Stock Repurchase Program (hereinafter
                           ---------
referred to as the "Revolving Credit Facility"); and

     WHEREAS, the Lender has agreed to make the Revolving Credit Facility available to the Borrower, subject to the terms, conditions and provisions hereinafter set forth; and

     NOW, THEREFORE, in consideration of these premises and the mutual representations, covenants and agreements of the Borrower and the Lender, each party, binding itself and its respective successors and/or assigns, does hereby promise, covenant and agree as follows:

                                   ARTICLE I

                   DEFINITIONS; RULES OF INTERPRETATION AND
                         CONSTRUCTION; AND ACCOUNTING
                         ----------------------------

     Section 1.01 Definitions.  The following terms, as used in this Loan
                  -----------
Agreement, shall have the following meanings, unless the context expressly indicates and requires otherwise:

     "Adjusted LIBO Rate"  shall mean, with respect to any Eurodollar Rate Loan
      ------------------
for any Eurodollar Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next highest 1/16 of 1%) equal to (i) the LIBO Rate for such Eurodollar Interest Period multiplied by (ii) the Statutory Reserve Rate.
                                ---------- --

     "Affiliate"  shall mean, with respect to a specified Person, another Person
      ---------
that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Person specified. For the purposes of the preceding sentence, "controls" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise, and in any case shall include direct or indirect ownership (beneficially or of record) of, or direct or indirect power to vote, more than fifty percent (50%) of the outstanding shares of any class of capital stock of such Person (or in the case of a Person that is not a corporation, more than fifty percent (50%) of any class of equity interest).

     "Agreement of Guaranty"  shall mean that certain Agreement of Guaranty, of
      ---------------------
even date hereof, executed by the Guarantors in favor of the Lender, pursuant to which the Guarantors have agreed to unconditionally guaranty, on a joint and
                                                              --------------
several basis, the full, prompt and complete payment and performance of all of
-------------
the Borrower's liabilities, duties, covenants and obligations under this Loan Agreement, the Revolving Credit Loan Note and the other Loan Documents. The term "Agreement of Guaranty" shall also be deemed to mean and refer to any and all amendments, modifications, extensions, renewals, refinancings and/or supplements to said Agreement of Guaranty made and/or entered into subsequent to the Closing Date, including, without limitation, all amendments which are consummated for the purposes of adding any new and/or additional Persons as guarantors, all as provided for in Section 6.12 of this Loan Agreement.
                                   ------------

     "Applicable Margin"  shall have the meaning ascribed and assigned to such
      -----------------
term in Section 2.02(i)(b) of this Loan Agreement.
        ------------------

     "Authorized Officer"  shall mean those officers of the Borrower, whose
      ------------------
signatures and incumbency shall have been certified to the Lender pursuant to an Officer's Certificate delivered to the Lender on the Closing Date or any other form of resolution or certification delivered to and approved by the Lender after the Closing Date.

     "Bankruptcy Code"  shall mean a collective reference to any and all of the
      ---------------
following, as they may be applicable in the given context: (i) with respect to Persons located, chartered, formed or otherwise domiciled in the Unites States, Title 11 of the United States Bankruptcy Code (11 U.S.C. Section 101 et seq.), as amended and/or modified from time to time, or any successor statute thereto; (ii) with respect to Persons located, chartered, formed or otherwise domiciled in Canada, the Bankruptcy and Insolvency Act (Canada) as amended from time to time, or any successor statute; and (iii) with respect to any Persons located, chartered, formed or otherwise domiciled elsewhere, the Laws of the applicable country.

     "Base Rate" or "Base Lending Rate"  shall mean the fluctuating interest
      ---------      -----------------
rate per annum publicly announced by the Lender from time to time as its Prime Rate, which interest rate may not necessarily be the rate actually charged by the Lender to its most creditworthy customers.

     "Base Rate Loan" or "Base Rate Loans"  shall mean all Revolving Credit
      --------------      ---------------
Loans outstanding which bear interest at a rate determined by a reference to the Base Rate or to the Base Lending Rate.

     "Benefit Plan"  shall mean a defined benefit plan as defined in Section 3
      ------------
(35) of ERISA (other than a Multiemployer Plan) in respect of which the Borrower, any of the Guarantors, their respective Subsidiaries and/or Affiliates or an ERISA Affiliate is, or within the immediately preceding six (6) years was, an "employer" as defined in Section 3(5) of ERISA.

     "Big Five Accounting Firm" shall mean any of Arthur Andersen & Co., KPMG
      -------------------------
Peat Marwick, Ernst & Young LLP, Deloitte & Touche and Pricewaterhouse Coopers or any of their respective successors.

     "Borrower" shall have the meaning ascribed and assigned to such term as set
      --------
forth in the preamble of this Loan Agreement.

     "Borrowing"  shall mean a borrowing consisting of a Revolving Credit Loan
      ---------
or Revolving Credit Loans made by the Lender to the Borrower on the same day.

     "Business Day"  shall mean (i) for all purposes other than as covered by
      ------------
clause (ii) below, any day excluding Saturday, Sunday and any day which is a
-----------
legal holiday under the laws of the State of New York, the State of New Jersey and/or the Commonwealth of Virginia, or is a day upon which banking institutions located in New York City, New York are required or authorized by law or other Governmental Action to remain closed and (ii) with respect to all notices, determinations, fundings and payments in connection with a Eurodollar Rate Loan, any day which is a Business Day as described and defined in clause (i) above,
                                                            ----------
and which is also a day for trading by and between banks in the London interbank eurodollar market.

     "CBL Credit Facility"  shall mean a collective reference to (i) that
      -------------------
certain credit facility which may be entered into by and between Saga Systems and Credit Bancorp Limited pursuant to the terms of which Saga Systems expects to earn a 3% to 4% "dividend" on its treasury stock and (ii) any substitute, successor and/or similar type of facility.

     "Capitalized Lease" and "Capitalized Leases"  shall mean at any time any
      -----------------       ------------------
lease which is, or is required under Generally Accepted Accounting Principles to be, capitalized on the balance sheet of the lessee at such time.

     "Capitalized Lease Obligations"  of any Person, shall mean all obligations
      -----------------------------
of such Person to pay rent or other amounts under any lease (or similar arrangement conveying the right to use) for real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as Capitalized Leases, in accordance with Generally Accepted Accounting Principles, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with Generally Accepted Accounting Principles.

     "Cash and Cash Equivalents"  shall mean all (i) cash and cash equivalents
      -------------------------
and (ii) any of the following: (a) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by an agency thereof and backed by the full faith and credit of the United States, in each case maturing within one (1) year after the date of acquisition thereof;
(b) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one (1) year after the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from any two (2) of Standard & Poor's Corporation, Moody's Investors Service, Inc., Duff and Phelps or Fitch Investors (or, if at any time no two of the foregoing shall be rating such obligations, then from such other nationally recognized rating services as may be acceptable to the Lender) and not listed for possible down-grade in Credit Watch published by Standard & Poor's Corporation; (c) commercial paper of a corporation having a net worth of not less than $500,000,000.00, other than commercial paper issued by the Borrower, any of the Guarantors, their respective Subsidiaries and/or Affiliates, maturing no more than ninety (90) days after the date of creation thereof and, at the time of acquisition, having a rating of at least A-2 or P-2 from either Standard & Poor's Corporation or Moody's Investors Service, Inc.;
(d) domestic certificates of deposit or domestic time deposits or repurchase agreements maturing within one (1) year after the date of acquisition thereof issued by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital and surplus of not less than $1,000,000,000.00, which commercial bank has a rating of at least A-2 or P-2 from either Standard & Poor's Corporation or Moody's Investors Service, Inc.; (e) any funds deposited or invested by the Borrower, any of the Guarantors, their respective Subsidiaries and/or Affiliates, in accounts maintained with the Lender; (f) money market funds having assets in excess of $2,000,000,000.00; and (g) any and all instruments, securities and/or other investments permitted by the investment policy of the Borrower, the Guarantors, their Subsidiaries and Affiliates, as adopted and approved by the board of directors and/or the chief financial officer of Saga Systems as more fully described and set forth on Schedule 1.01-A, as it may be
                                                 ---------------
from time to time amended and/or modified.

     "CERCLIS"  shall mean the Comprehensive Environmental Response,
      -------
Compensation and Liability Information System List, as the same may be amended from time to time.

     "Claim" or "Claims"  shall mean any claim or demand, by any Person, of
      -----      ------
whatsoever kind or nature for any alleged Liabilities and Costs, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, permit, ordinance or regulation, common law or otherwise.

     "Closing Date"  shall mean the date upon which this Loan Agreement is
      ------------
executed by the

Lender and the Borrower and the conditions set forth in Section 3.01 of this
                                                        ------------
Loan Agreement have been completed and fulfilled to the satisfaction of the Lender in its sole and absolute discretion.

     "Code"  means the Internal Revenue Code of 1986, as amended, any successor
      ----
statute of similar import, and regulations thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed also to refer to any successor sections.

     "Commitment"  shall mean, at any particular time during the term of the
      ----------
Revolving Credit Facility, the principal amount of the Revolving Credit Facility which the Lender has committed to make available to the Borrower, as said principal amount may be permanently reduced by the Borrower pursuant to Section
                                                                        -------
2.01(v) of this Loan Agreement.  As of the Closing Date, the initial amount of
-------
the Commitment is $25,000,000.00.

     "Consolidated Cash Flow Leverage Ratio"  shall mean with respect to the
      -------------------------------------
Borrower, the Guarantors, their respective Subsidiaries and Affiliates, on a consolidated basis, as of any date of determination thereof, the ratio of (i) Consolidated Funded Debt, as of such date of determination, -to- (ii) for the period of four (4) consecutive Fiscal Quarters immediately preceding said date of determination taken together as one accounting period, Consolidated EBITDA for the same period, calculated in accordance with Generally Accepted Accounting Principles.

     "Consolidated Current Assets"  shall mean, as at any date of determination,
      ---------------------------
all assets which, in accordance with Generally Accepted Accounting Principles, would be classified on a consolidated balance sheet of the Borrower, the Guarantors, their respective Subsidiaries and Affiliates as current assets.

     "Consolidated Current Liabilities"  shall mean, as at any date of
      --------------------------------
determination, all liabilities which, in accordance with Generally Accepted Accounting Principles, would be classified on a consolidated balance sheet of the Borrower, the Guarantors, their respective Subsidiaries and Affiliates as current liabilities.

     "Consolidated Debt" shall mean, with respect to the Borrower, the
      -----------------
Guarantors, their respective Subsidiaries and/or Affiliates, the aggregate sum of the following items as such items may appear on a consolidated balance sheet of the Borrower, the Guarantors, their respective Subsidiaries and Affiliates:
(i) the unpaid principal balance of all indebtedness or liability for money borrowed or owed by the Borrower, the Guarantors, their respective Subsidiaries and Affiliates from time to time (including any renewals, extensions and refundings thereof), whether or not the indebtedness was heretofore or hereafter created, issued, incurred, assumed or guarantied, as determined in accordance with Generally Accepted Accounting Principles; (ii) the unpaid principal balance of all indebtedness or liability for the deferred purchase price of property or services incurred (including trade obligations); (iii) all obligations as lessee under leases which have been or should be, in accordance with Generally Accepted Accounting Principles, recorded as Capitalized Lease Obligations, (iv) all current Obligations in respect of any unfunded vested benefits under any Plan covered by Title IV of ERISA; (v) all obligations, contingent or otherwise relative to the face amount of all letters of credit issued for the Borrower's, the Guarantors', their respective Subsidiaries' and/or Affiliates' account, whether or not drawn; (vi) all obligations arising under bankers' acceptance facilities issued for the account of the Borrower, the Guarantors, their respective Subsidiaries and/or Affiliates; (vii) all guarantees, endorsements and other contingent obligations to purchase, to provide funds for payments, to supply funds to invest in the Borrower, the Guarantors, their respective Subsidiaries and/or Affiliates or otherwise to assure a creditor against loss; and (viii) all obligations secured by any mortgage, lien, pledge, or security interest or other charge or encumbrance on property, whether or not the obligations have been assumed.

     "Consolidated EBITDA"  shall mean with respect to the Borrower, the
      -------------------
Guarantors, their respective Subsidiaries and Affiliates, as of any date of determination thereof, for the period of four (4) consecutive Fiscal Quarters immediately preceding said date of determination taken together as one accounting period, the amount equal to the sum of (i) Consolidated Net Income for such test period, plus (ii) all gross interest expense on Consolidated Debt
                      ----
of the Borrower, the Guarantors, their respective Subsidiaries and Affiliates, for such test period, plus (iii) all charges against income of the Borrower, the
                      ----
Guarantors, their respective Subsidiaries and Affiliates for foreign, federal, state and local taxes for such test period, plus (iv) all depreciation expense
                                            ----
for such test period, plus (v) all amortization expense for such test period,
                      ----
all as determined in accordance with Generally Accepted Accounting Principles.

     "Consolidated Funded Debt" shall mean, as of any date of determination
      ------------------------
thereof, all items which in accordance with Generally Accepted Accounting Principles would be Consolidated Debt exclusive of (i) those items described in
                                      ------------
clause (iv), (v) and (vii) of the definition of Consolidated Debt and (ii) trade
--------------------------
obligations.

     "Consolidated Net Income"  shall mean with respect to the Borrower, the
      -----------------------
Guarantors, their respective Subsidiaries and Affiliates, as of any date of determination thereof, an amount equal to all amounts which, in accordance with Generally Accepted Accounting Principles, would be included under net income on a consolidated income statement of the Borrower, the Guarantors, their respective Subsidiaries and Affiliates for such test period.

     "Contractual Obligation"  shall mean with respect to any Person, any
      ----------------------
provision of any Securities issued by said Person or any indenture, mortgage, deed of trust, contract, undertaking, document, instrument or other agreement or instrument to which said Person is a party or by which it or any of its properties is bound, or to which it or any of its properties is subject (including, without limitation, any restrictive covenant affecting said Person or any of its properties).

     "Corporate Guarantors" shall mean a collective reference to (i) SAGA
      --------------------
SYSTEMS, Inc., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 11190 Sunrise Valley Drive, Reston, Virginia 20191 (hereinafter referred to as "Saga Systems"); (ii) SAGA SOFTWARE International, Inc., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 11190 Sunrise Valley Drive, Reston, Virginia 20191; (iii) SAGA SOFTWARE Technologies, Inc., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 103 Foulk Road, Suite 205-12, Wilmington, Delaware 19803; (iv) BLUE LOBSTER SOFTWARE, Inc., a corporation duly organized, validly existing and in good standing under the laws of the State of New York, having its principal office located at 11190 Sunrise Valley Drive, Reston, Virginia 20191 (hereinafter referred to as "Blue Lobster"); (v) SOFTWARE AG PROFESSIONAL SERVICES, Inc., a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia, having its principal office located at 11190 Sunrise Valley Drive, Reston, Virginia 20191; (vi) any new or additional (a) domestic Subsidiaries and/or Affiliates of the Borrower or any of the Guarantors or (b) foreign Subsidiaries and/or Affiliates of the Borrower or any of the Guarantors which are not "controlled foreign corporations" (as such term is defined in
Section 957 of the Code), all whether existing now or in the future, made a guarantor pursuant to Section 6.12 hereof.
                      ------------

     "Customary Permitted Liens"  shall mean
      -------------------------

          (i) Liens (other than Environmental Liens and any Lien imposed under ERISA) for taxes, assessments or charges of any Governmental Authority or claims not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with Generally Accepted Accounting Principles;

          (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens (other than any Lien imposed under ERISA) imposed by Law, including, without limitation, Liens in favor of any Governmental Authority securing progress payments made under government contracts created in the ordinary course of business and for amounts not yet due or which are being contested in good faith by appropriate proceedings which are sufficient to prevent imminent foreclosure of such Liens, are promptly instituted and diligently conducted and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with Generally Accepted Accounting Principles;

          (iii) Liens (other than any Lien imposed under ERISA) incurred or deposits made in the ordinary course of business (including, without limitation, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, leases, contracts, statutory obligations and other similar obligations or arising as a result of progress payments or deposits under government contracts (including foreign government contracts);

          (iv) easements (including, without limitation, reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, encroachments, variations and other restrictions, charges or encumbrances (whether or not recorded) affecting the use of real property or impairing the use thereof;

          (v) Liens arising out of and with respect to customer deposits made in the ordinary course of the Borrower's, any Guarantor's, their respective Subsidiaries' and/or Affiliates' respective businesses;

          (vi) Liens arising as a result of the filing of any financing statement under any applicable state uniform commercial code or other comparable Law of any jurisdiction covering consigned or leased goods which do not constitute assets of the Borrower, any of the Guarantors or any of their respective Subsidiaries and/or Affiliates and which Lien is not intended as security; and

          (vii) extensions, renewals or replacements of any Lien referred to in clauses (i) through (vi) above, provided that, in the case of clauses (i)
------------------------                                      -----------
through (vi) above, (a) the principal amount of the obligation secured thereby
------------
is not increased and (b) any such extension, renewal or replacement is limited to the property originally encumbered thereby;

provided, however, to the extent that the amount of obligations of the Borrower,
--------  -------
such Guarantor, such Subsidiary or such Affiliate arising from Claims being contested in good faith secured by such Liens in clauses (i) and (ii) above
                                                 --------------------
exceeds $1,000,000.00 in the aggregate, the Borrower, such Guarantor, such Subsidiary or such Affiliate shall have set aside full cash reserves in an amount equal to twenty-five percent (25%) of the amount of such obligations.

     "Default Rate"  shall mean a rate of interest equal to two hundred basis
      ------------
points (2.0%) above the applicable nondefault interest rate(s) then in effect with respect to any outstanding Revolving Credit Loan or Revolving Credit Loans.

     "DOL"  shall mean the United States Department of Labor and any successor
      ---
department or agency thereto.

     "Dollar", "Dollars"  and the symbol "$" shall mean lawful money of the
      ------    -------                   -
United States of America.

     "Environment"  shall mean all air, surface water, water, vapor,
      -----------
groundwater, drinking water supply or land, including land surface or subsurface, and includes all fish, wildlife, biota and all other natural resources.

     "Environmental Approval" and "Environmental Approvals" shall mean any
      ----------------------       -----------------------
Governmental Action pursuant to or required under any Environmental Law.

     "Environmental Claim" shall mean, with respect to any Person, any action,
      -------------------
suit, proceeding, investigation, notice, claim, complaint or demand, made by any other Person (including but not limited to, any Governmental Authority, citizens' group or present or former employee of such first Person) alleging, asserting or claiming any actual or potential (i) violation of any Environmental Law, (ii) liability under any Environmental Law or (iii) liability for investigatory costs, cleanup costs, governmental response costs, damages to the Environment, property damages, personal injuries, fines or penalties arising out of, based on or resulting from the presence, or release into the Environment, of any Environmental Concern Materials at any location, whether or not owned by such Person; provided, however, in no event shall any voluntary action,
             --------  -------                        ---------
proceeding or investigation made or brought by the Borrower, the Guarantors, their respective Subsidiaries and/or Affiliates from time to time in connection with their own activities or inactivities be included in this definition.

     "Environmental Cleanup Site" shall mean any location whether located in the
      --------------------------
United States or elsewhere which is listed or proposed for listing on the National Priorities List, on CERCLIS or on any similar state list of sites requiring investigation or cleanup, or which is the subject of any pending or threatened action, suit, proceeding or investigation related to or arising from any alleged violation of any Environmental Law.

     "Environmental Concern Materials"  shall mean (i) any flammable substance,
      -------------------------------
explosive, radioactive material, hazardous material, hazardous waste, toxic substance, solid waste, pollution, contaminate or any related material, raw material, substance, product or by-product of any substance specified in or regulated or otherwise affected by any Environmental Law (including but not limited to any "hazardous substance" as defined in any Environmental Law), (ii) any toxic chemical or other substance from or related to industrial, commercial or institutional activities, (iii) asbestos, gasoline, diesel fuel, motor oil, waste and used oil, heating oil and other petroleum products or compounds, polychlorinated biphenyls, radon gas and urea-formaldehyde and (iv) all other substances or waste of any nature regulated pursuant to any Environmental Law.

     "Environmental Law" and "Environmental Laws"  shall mean any Law, whether
      -----------------       ------------------
now existing or subsequently enacted or amended, relating to (i) pollution or protection of the Environment, (ii) exposure of Persons, including but not limited to employees, to Environmental Concern Materials, (iii) protection of the public health or welfare from the effects of products, by-products, wastes, emissions, discharges or releases of Environmental Concern Materials or (iv) regulation of the manufacture, generation, use or introduction into commerce of Environmental Concern Materials including their manufacture, formulation, packaging, labeling, distribution, treatment, transportation, handling, storage or disposal. Without limitation, "Environmental Law" shall include (a) any Environmental Approval and the terms and conditions thereof, (b) any and all federal, state or local Laws including, without limitation, the following statutes: the Clean Air Act (42 U.S.C. 7401 et seq.); the Comprehensive Environmental Response Compensation and Liability Act of 1980 (42 U.S.C. (S)9601 et seq.); the Federal Water Pollution Control Act (33 U.S.C. (S)1251 et seq.); the Hazardous Material Transportation Act (49 U.S.C. (S)1801 et seq.); the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. (S) 136 et seq.); the Resource Conservation and Recovery Act of 1976 (42 U.S.C. (S)6901 et seq.) (including the Hazardous and Solid Waste Amendments of 1984), the Toxic Substance Control Act (15 U.S.C. (S) 2601 et seq.); the Federal Occupational Safety & Health Act of 1970 (29 U.S.C. (S)651 et seq.) (including (S)3101 of the Omnibus Reconciliation Act of 1990), and the regulations promulgated thereunder and all as amended from time to time; and (c) any common law doctrine (including, without limitation, injunctive relief and tort, such as negligence, nuisance, trespass and strict liability) that may impose obligations or liabilities for personal injury or property damage due to, or threatened as a result of, the presence of or exposure to Environmental Concern Materials.

     "Environmental Lien"  shall mean a Lien in favor of any Governmental
      ------------------
Authority for (i)
any liability under any Environmental Laws or (ii) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of any Environmental Concern Materials into the Environment.

     "ERISA"  shall mean the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time, and any successor statute of similar import, together with the regulations promulgated thereunder by the United States Treasury Department, the DOL and/or the PBGC.

     "ERISA Affiliate"  shall mean each trade or business (whether or not
      ---------------
incorporated) which together with any of the Borrower and/or the Guarantors, is treated as a "single employer" under Section 414(b) and (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a "single employer" under Section 414 of the Code.

     "Eurodollar Affiliate"  shall mean with respect to the Lender, the
      --------------------
Affiliate of the Lender, if any, set forth on Exhibit "A" attached hereto and
                                              ----------
made a part hereof.

     "Eurodollar Interest Payment Date"  shall mean, with respect to any
      --------------------------------
Eurodollar Rate Loan, the last day of each Eurodollar Interest Period applicable to such Loan.

     "Eurodollar Interest Period"  shall mean one or more periods of time during
      --------------------------
which the Borrower may select, convert to or continue a Eurodollar Rate Loan, such funding period with respect to the Revolving Credit Facility, to be either a one (1), two (2) or three (3) month period(s), subject to availability, all as more fully subject to the provisions of Section 2.06 of this Loan Agreement.
                                        ------------

     "Eurodollar Interest Rate Determination Date"  shall mean the date on which
      -------------------------------------------
the Lender determines the Adjusted LIBO Rate applicable to (i) a Borrowing or
(ii) the continuation or conversion of Eurodollar Rate Loans. The Eurodollar Interest Rate Determination Date shall be the second Business Day prior to the first day of the Eurodollar Interest Period applicable to such Borrowing, continuation or conversion.

     "Eurodollar Portion"  of any Revolving Credit Loans shall mean at any time
      ------------------
the portion, including the whole, of such Revolving Credit Loans bearing interest at any time under the Adjusted LIBO Rate.

     "Eurodollar Rate Loan" or "Eurodollar Rate Loans"  shall mean those
      --------------------      ---------------------
Revolving Credit Loans outstanding which bear interest at a rate determined by reference to the Adjusted LIBO Rate, as provided for in Sections 2.02(i) and
                                                        ----------------
2.06 of this Loan Agreement.
----

     "Eurodollar Rate Option"  shall mean one of the interest rates available to
      ----------------------
the Borrower as provided for and described in Section 2.02(i)(a)(1) of this Loan
                                              ---------------------
Agreement.

     "Eurodollar Rate Taxes"  shall have the meaning ascribed to such term in
      ---------------------
Section 2.06(vii)(a) of this Loan Agreement.
--------------------

     "Event of Default" or "Events of Default"  shall mean any of the events of
      ----------------      -----------------
default as
defined and described in Section 9.01 of this Loan Agreement.
                                    ------------

     "FDIC"  shall mean the Federal Deposit Insurance Corporation or any
      ----
successor thereto.

     "Facility Fee"  shall mean that certain facility fee in the amount of
      ------------
$62,500.00 paid by the Borrower to the Lender as of the Closing Date.

     "Federal Reserve Board"  shall mean the Board of Governors of the Federal
      ---------------------
Reserve System or any governmental authority succeeding to its functions.

     "Fiscal Quarter"  shall mean the following three month periods of each
      --------------
Fiscal Year:

                   January 1   -   March 31
                   April 1     -   June 30
                   July 1      -   September 30
                   October 1   -   December 31

     "Fiscal Year"  shall mean that period commencing on January 1 and ending on
      -----------
December 31 of the next succeeding year or such other period as the Borrower and/or the Guarantors may designate and the Lender may approve in writing.

     "Funding Date"  shall mean, with respect to any Revolving Credit Loan, the
      ------------
date of the funding of such Revolving Credit Loan by the Lender.

     "Funding Segment"  shall mean with respect to an Eurodollar Rate Loan, the
      ---------------
entire principal amount of such Eurodollar Portion to which at the time in question there is applicable a particular Eurodollar Interest Period beginning on a particular day and ending on a particular day. (By definition, each such Eurodollar Portion is at all times composed of an integral number of discrete Funding Segments and the sum of the principal amounts of all Funding Segments of any such Eurodollar Portion at any time equals the principal amount of such Eurodollar Portion at such time.)

     "Generally Accepted Accounting Principles"  shall mean generally accepted
      ----------------------------------------
accounting principles, consistently applied, in the United States of America, as in effect from time to time, as developed, modified and set forth in the opinions and pronouncements of the Accounting Principles Board, the American Institute of Certified Public Accountants and the Financial Accounting Standards Board, or in such other statements by such other Person as may be in general use by significant segments of the accounting profession, which are applicable to the circumstances as of the date of determination, subject to the terms of
Section 1.03 of this Loan Agreement.
------------

     "Governmental Action" or "Governmental Approvals"  shall mean any approval,
      -------------------      ----------------------
order, consent, authorization, certificate, license, permit or validation of, or exemption or other action by, or filing, recording or registration with or notice to, any Governmental Authority.

     "Governmental Authority"  shall mean the government of the United States of
      ----------------------
America, any other nation or any political subdivision thereof, or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

     "Guarantors" shall mean a collective reference to (i) the Corporate
      ----------
Guarantors and (ii) the Limited Liability Company Guarantor.

     "Indemnified Matters" shall have the meaning ascribed and assigned to such
      -------------------
term in Section 10.02 hereof.
        -------------

     "Indemnified Party" and "Indemnified Parties"  shall mean the Lender and
      -----------------       -------------------
the directors, officers, trustees, employees, agents, attorneys and controlling shareholders of the Lender.

     "Independent Certified Public Accountant"  shall mean KPMG Peat Marwick and
      ---------------------------------------
any other independent certified public accounting firm selected by the Borrower which accounting firm is satisfactory to the Lender including, without limitation, any one of the Big Five Accounting Firms.

     "IRS"  shall mean the Internal Revenue Service and any Person succeeding to
      ---
the functions thereof.

     "Law" or "Laws" shall mean any law (including common law), constitution,
      ---      ----
statute, treaty, convention, regulation, rule, ordinance, code, order, injunction, writ, decree or award of any Governmental Authority.

     "Lender"  shall have the meaning ascribed and assigned to such term as set
      ------
forth in the preamble hereof.

     "Liabilities and Costs"  shall mean all liabilities, obligations,
      ---------------------
responsibilities, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including, without limitation, attorneys', experts' and consulting fees and costs of investigation and feasibility studies), fines, penalties and monetary sanctions, interest, direct or indirect, known or unknown, absolute or contingent, past, present or future.

     "LIBO Rate"  shall mean, with respect to any Eurodollar Rate Loan for any
      ---------
Eurodollar Interest Period, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Lender from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, three (3) Business Days prior to the commencement of such Eurodollar Interest Period, as the rate for dollar deposits with a maturity comparable to such Eurodollar Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO
                                                                       ----
Rate" with respect to such Eurodollar Rate Loan for such Eurodollar Interest
----
Period shall be the rate rounded upwards, if necessary, to the next highest 1/16 of 1% at which a dollar deposit of $5,000,000.00 and for a maturity comparable to such Eurodollar Interest Period is offered by the principal London office of the Lender in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, three (3) Business Days prior to the commencement of such Eurodollar Interest Period.

     "Lien" and "Liens"  shall mean with respect to any asset, any mortgage,
      ----       -----
deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other) or preference, priority, security interest or other security agreement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any financing lease involving substantially the same economic effect as any of the foregoing and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction).

     "Limited Liability Company Guarantor" shall mean a reference to SAGA
      -----------------------------------
SOFTWARE Atlantic, L.L.C., a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at P.O. Box HM 38, Hamilton, HMFX Bermuda.

     "Loan Account"  shall have the meaning ascribed and assigned to such term
      ------------
in Section 2.05(iv) hereof.
   ----------------

     "Loan Agreement"  shall have the meaning ascribed and assigned to such term
      --------------
as set forth in the preamble of this Loan Agreement.

     "Loan Documents"  shall mean any and all agreements, documents,
      --------------
certificates and instruments executed by the Borrower, any of the Guarantors and/or any other Person and delivered by them to the Lender pursuant to and in connection with the Revolving Credit Facility, including, without limitation, this Loan Agreement, the Revolving Credit Loan Note, the Pledge of Stock Agreements and the Agreement of Guaranty, in each case as amended, modified, extended, restated, refinanced and/or supplemented from time to time in accordance with the provisions hereof or thereof.

     "Margin Stock"  shall have the meaning ascribed and assigned to such term
      ------------
in Regulation U.

     "Material Adverse Effect"  shall mean a material adverse effect upon (i)
      -----------------------
the business, assets, condition (financial or otherwise), performance, properties or operations of the Borrower, the Guarantors, their respective Subsidiaries and Affiliates taken as a whole, (ii) the ability of the Borrower and/or any of the Guarantors to perform their respective obligations and duties under the Loan Documents or (iii) the rights of or benefits available to the Lender under the Loan Documents. The phrase "has a Material Adverse Effect" or "will result in a Material Adverse Effect" or words substantially similar thereto shall in all cases be intended to mean "has resulted, or will or could reasonably be anticipated to result, in a Material Adverse Effect", and the phrase "has no (or does not have a) Material Adverse Effect" or "will not result in a Material Adverse Effect" or words substantially similar thereto shall in all cases be intended to mean "does not or will not or could not reasonably be anticipated to result in a Material Adverse Effect".

     "Multiemployer Plan"  shall mean an employee benefit plan defined in
      ------------------
Section 4001(a)(3) of ERISA which is, or within the immediately preceding six
(6) years was, contributed to by the Borrower, the Guarantors or an ERISA Affiliate.

     "Notice of Borrowing"  shall mean, with respect to a proposed Borrowing
      -------------------
pursuant to Section 2.01(ii) hereof, a notice substantially in the form of
            ----------------
Exhibit "B" attached hereto and made a part thereof.
-----------

     "Notice of Conversion/Continuation"  shall mean, with respect to a proposed
      ---------------------------------
conversion or continuation of a Revolving Credit Loan pursuant to Section
                                                                  -------
2.02(iii) hereof, a notice in the form of Exhibit "C" attached hereto and made a
---------                                 ----------
part hereof.

     "Obligations"  shall mean all present and future Consolidated Debt and
      -----------
other liabilities of the Borrower, the Guarantors, their respective Subsidiaries and Affiliates due and owing to the Lender, or any Person entitled to indemnification pursuant to Section 10.02 hereof, or any of their respective
                            -------------
successors, transferees or assigns, of every type and description, whether or not evidenced by any note, guaranty or other instrument, arising under or in connection with this Loan Agreement or any other Loan Document, whether or not for the payment of money, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term includes, without limitation, all interest, charges, expenses, fees, attorneys' fees and disbursements and any other sum chargeable to the Borrower, the Guarantors, their respective Subsidiaries and Affiliates under this Loan Agreement or any other Loan Document.

     "Officer's Certificate"  shall mean a certificate from the Borrower
      ---------------------
executed by any of the Authorized Officers of the Borrower, including, without limitation, the president, any vice-president or the chief financial officer, in the form of Exhibit "D" attached hereto and made a part hereof.
            ----------

     "Operating Lease" or "Operating Leases" shall mean, as applied to any
      ---------------      ----------------
Person, any lease of any property (whether real, personal or any combination thereof) by that Person as lessee which is not a Capitalized Lease.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and
      ----
defined in ERISA and any Person succeeding to any or all of its functions and duties under ERISA.

     "Pension Plan" shall mean any "employee pension benefit plan" within the
      ------------
meaning of Section 3(2) of ERISA (other than a Multiemployer Plan) covered by Title IV of ERISA by reason of Section 4021 of ERISA, of which the Borrower, the Guarantors, their respective Subsidiaries and/or Affiliates or any ERISA Affiliate are or have been within the preceding five years a "contributing sponsor" within the meaning of Section 4001(a)(13) of ERISA, or which are or have been within the preceding five (5) years maintained for employees of the Borrowers, the Guarantors, their respective Subsidiaries, Affiliates or any ERISA Affiliate.

     "Permits" shall mean any permit, approval, authorization, license,
      -------
variance, or permission required from a Governmental Authority under any applicable Requirement of Law.

     "Permitted Acquisition" or "Permitted Acquisitions" shall mean any merger,
      ---------------------      ----------------------
consolidation, joint venture, partnership or acquisition which complies with each of the following conditions: (i) the target Person must be in the same line of business as the Borrower and the Guarantors; (ii) all of the financial covenants set forth in Article VIII of this Loan Agreement must
                       ------------
be complied with on both a projected and, with respect to the Borrower, the Guarantors, their Subsidiaries and Affiliates, an historical pro forma basis and no other Event of Default or Potential Event of Default shall exist at the time of, or shall result or be caused by, such merger, consolidation, joint venture, partnership or acquisition; (iii) the Borrower and/or one of the Guarantors must be the surviving Person (or the surviving Person must execute the Agreement of Guaranty or there must be pledged to the Lender no more than sixty-five percent (65%) of the stock of such surviving Person); (iv) the Borrower shall have submitted to the Lender, as soon as practicable but in any event prior to the
                                                                 -----
execution of a letter of intent, contract, commitment letter or other similar document having the effect of binding the Borrower and/or any of the Guarantors to said merger, consolidation, joint venture, partnership or acquisition, pro-forma financial statements for the Person resulting from such merger, consolidation, joint venture, partnership or acquisition showing the projected financial condition of said Person as of the last day of the then current Fiscal Year and as of the last day of each and every subsequent Fiscal Year until the Revolving Credit Facility is terminated; and (v) the Borrower shall furnish to the Lender a certified statement of the Borrower executed by an Authorized Officer of the Borrower (a) describing the financial, economic, structural and other details of the proposed merger, consolidation, joint venture, partnership or acquisition, all in detail reasonably satisfactory to the Lender and (b) stating that said Authorized Officer has reviewed the terms of all of the material documents to be executed and delivered by any Person in connection with such merger, consolidation, joint venture, partnership or acquisition and has made, or caused to be made under his supervision, a review in reasonable detail of the transaction and of the condition, financial and otherwise, of the Borrower, taken as a whole, on a projected and a historical pro forma basis and no Event of Default or Potential Event of Default will result from such merger, consolidation, joint venture, partnership or acquisition.

     "Permitted Encumbrances" shall mean a collective reference to (i) any
      ----------------------
Customary Permitted Liens, (ii) any Liens created or contemplated by the Loan Documents and (iii) any Liens existing on the Closing Date and described on
Schedule 1.01-B attached hereto and made a part hereto which Liens are
---------------
acceptable to the Lender in its sole and absolute discretion.

     "Person" or "Persons"  shall mean any natural person, employee, general or
      ------      -------
limited partnership, limited liability partnership, corporation (including a business trust), limited liability company joint stock company, trust, unincorporated association, joint venture, company, trust, bank or other organization, whether or not a legal entity or any other non-governmental entity, or any Governmental Authority.

     "Plan"  shall mean any employee benefit plan within the meaning of Section
      ----
3(3) of ERISA (other than a Multiemployer Plan) of which any of the Borrower, the Guarantors or any ERISA Affiliate are, or within the preceding five years were, an "employer" as that term is defined in Section 3(5) of ERISA.

     "Pledge of Stock Agreements" shall mean a collective reference to (i) that
      --------------------------
certain Pledge of Stock Agreement #1, dated of even date herewith, executed by Saga Systems and the Borrower, as pledgors, pledging an aggregate of sixty-five percent (65%) of the authorized, issued and outstanding voting capital stock of
(a) SAGA SYSTEMS (Canada) Holdings Ltd., a company organized under the laws of Canada and (b) SAGA SOFTWARE S.A. de C.V., a company organized under the laws of Mexico, as hereafter amended, modified, extended, renewed, refinanced and/or supplemented, (ii) that certain Pledge of Stock Agreement #2, dated of even date herewith, executed by the Borrower, as pledgor, pledging sixty-five percent (65%) of the authorized, issued and outstanding voting capital stock of Software AG FSC, Inc., a company organized under the laws of the United States Virgin Islands and (iii) any and all additional Pledge of Stock Agreements, in form and substance satisfactory to the Lender in its reasonable discretion, executed, made and/or entered into in connection with the Revolving Credit Facility subsequent to the Closing Date, including, without limitation, any and all such Pledge of Stock Agreements which are consummated for the purposes of pledging no more than sixty-five percent (65%) of the authorized, issued and outstanding stock of any foreign Subsidiary and/or Affiliate of the Borrower or any of the Guarantors, all as provided for in
Section 6.12 of this Loan Agreement.
------------

     "Potential Event of Default"  shall mean an event, condition or situation
      --------------------------
which with the giving of any required notice and/or the passage of any required grace or cure periods, or any combination of the foregoing, would constitute an Event of Default.

     "Pricing Grid" shall mean the following matrix upon which interest rates
      ------------
described in Section 2.02 hereof are determined on the basis of the Borrower's,
             ------------
the Guarantors', their respective Subsidiaries' and Affiliates' Consolidated Cash Flow Leverage Ratio:

                    (All Amounts Expressed in Basis Points)

             Consolidated Cash           Applicable        Applicable
             Flow Leverage               Adjusted LIBO     Base Rate
Level        Ratio                       Rate Margin*      Margin*
---------------------------------------------------------------------
I            equal to or less than 1.0       75.0          0.0
II           greater than 1.0
             but less than or
             equal to 1.5                   100.0          0.0

III          greater than 1.5
             but less than or
             equal to 1.75                  125.0          25.0

IV           greater than 1.75              **             **

* Any adjustment to the interest rates as a result of a change to the Consolidated Cash Flow Leverage Ratio shall take effect in accordance with the terms, conditions and provisions of Section 2.02(i)(b) of this Loan Agreement.
                                    ------------------

**   Notwithstanding any term, condition or provision of this Loan Agreement to the contrary, in the event the Consolidated Cash Flow Leverage Ratio is greater than 1.75, the interest rate for all Revolving Credit Loans shall be the Default Rate.

     "Prime Rate" or "Prime Lending Rate"  shall mean the fluctuating interest
      ----------      ------------------
rate per annum publicly announced from time to time by the Lender as its prime commercial lending rate in effect at its principal office presently located at 1 Chase Manhattan Plaza, New York, New York 10081. Each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

     "Property" or "Properties" shall mean any real or personal property, plant,
      --------      ----------
building, facility, structure, underground storage tank, equipment or unit, or other asset owned, leased or operated by the Borrower, the Guarantors, their respective Subsidiaries and/or Affiliates.

     "RCRA"  shall mean the Resource Conservation and Recovery Act, 42 U.S.C.
      ----
(S)6901 et seq. and any successor statute, and regulations promulgated thereunder.

     "Regulation D"  shall mean Regulation D of the Federal Reserve Board, or
      ------------
any successor statute or regulation thereto, as in effect from time to time.

     "Regulation T"  shall mean Regulation T of the Federal Reserve Board, or
      ------------
any successor statute or regulation thereto, as in effect from time to time.

     "Regulation U"  shall mean Regulation U of the Federal Reserve Board, or
      ------------
any successor statute or regulation thereto, as in effect from time to time.

     "Regulation X"  shall mean Regulation X of the Federal Reserve Board, or
      ------------
any successor statute or regulation thereto, as in effect from time to time.

     "Release"  shall mean release, spill, emission, leaking, pumping,
      -------
injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor Environment or into or out of any Property, including the movement of Environmental Concern Materials through or in the air, soil, surface water, groundwater or Property.

     "Remedial Action"  shall mean actions required to (i) clean up, remove,
      ---------------
treat or in any other way address Environmental Concern Materials in the indoor or outdoor environment; (ii) prevent the Release or threat of Release or minimize the further Release of Environmental Concern Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; or (iii) perform pre-remedial studies and investigations and post-remedial monitoring and care.

     "Reportable Event"  shall have the meaning ascribed to, such term in
      ----------------
Section 4043 of ERISA or regulations promulgated thereunder.

     "Requirements of Law"  shall mean, as to any Person, the charter and by-
      -------------------
laws or other organization or governing documents of such Person, and any law, rule or regulation, Permit, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, including, without limitation, the Securities Act, the Securities Exchange Act, Regulations U and X, and any certificate of occupancy, zoning ordinance, building, environmental or land use requirement or Permit or occupational safety or health law, rule or regulation.

     "Restricted Junior Payments" shall mean (i) any dividend or other
      --------------------------
distribution to any of the Shareholders of the Borrower, any of the Guarantors, their respective Subsidiaries and/or Affiliates (whether direct or indirect and whether in cash, property, Securities or otherwise) on account of any stock ownership interest of the Borrower, any of the Guarantors, their respective Subsidiaries and/or Affiliates now or hereafter outstanding, (ii) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value (whether direct or indirect) or any shares of any class of stock of the Borrower, any of the Guarantors, their respective Subsidiaries and/or Affiliates now or hereafter outstanding, (iii) any prepayment of principal of, premium, if any, or interest on, or fees in respect of, redemption, conversion, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to any Consolidated Debt and (iv) any prepayment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of the Borrower, any of the Guarantors, their respective Subsidiaries and/or Affiliates now or hereafter outstanding.

     "Revolving Credit Facility"  shall have the meaning ascribed and assigned
      -------------------------
to such term as set forth in the first recital of this Loan Agreement.

     "Revolving Credit Loan" and "Revolving Credit Loans"  shall have the
      ---------------------       ----------------------
meaning ascribed and assigned to such term in Section 2.01(i) of this Loan
                                              ---------------
Agreement.

     "Revolving Credit Loan Note"  shall mean that certain Revolving Credit Loan
      --------------------------
Note, in substantially the form attached hereto as Exhibit "E" with blanks
                                                   -----------
appropriately filled, dated of even date herewith executed by the Borrower, as the maker, in favor of the Lender, as the payee, in a face amount equal to the Revolving Credit Facility, as hereafter amended, modified, extended, renewed, refinanced and/or supplemented.

     "Revolving Credit Termination Date"  shall mean the earlier of (i) November
      ---------------------------------
__, 2002, (ii) the date of termination of the Revolving Credit Facility by the Lender pursuant to Section 9.02 of this Loan Agreement or (iii) the date the
                   ------------
Revolving Credit Facility is fully repaid and terminated by the Borrower.

     "SEC"  shall mean the United States Securities and Exchange Commission and
      ---
any successor department or agency thereto.

     "Securities"  shall mean any stock, shares, voting trust certificates,
      ----------
bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participation in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing which can readily be bought and sold on any nationally recognized securities exchange and would properly be classified as securities on the consolidated balance sheet of the Borrower, the Guarantors and their respective Subsidiaries and/or Affiliates in accordance with Generally Accepted Accounting Principles.

     "Securities Act"  shall mean the Securities Act of 1933, as amended to the
      --------------
date hereof and from time to time hereafter, and any successor statute.

     "Securities Exchange Act"  shall mean the Securities Exchange Act of 1934,
      ------------------------
as amended to the date hereof from time to time hereafter, and any successor statute.

     "Shareholder" or "Shareholders" shall mean any shareholder or shareholders
      -----------      ------------
of the Borrower, the Guarantors or any Subsidiary or Affiliate of the Borrower or of any Guarantor.

     "Single Employer Plan"  shall mean any Plan which is not a Multiemployer
      --------------------
Plan under Title IV of ERISA.

     "Solvent" shall mean when used with respect to any Person, that at the time
      -------
of determination:

        (i) the fair value of its assets (at fair valuation) is in excess of the total amount of its liabilities, including, without limitation, any and all "contingent liabilities" (as such term is defined in Financial Accounting Standards Board Statement 5);

        (ii)   it is then able to pay its debts as they mature; and

        (iii)  it has capital sufficient to carry on its business.

     "Statutory Reserve Rate"  shall mean a fraction (expressed as a decimal),
      ----------------------
the numerator of which is the number one and the denominator of which is the number one minus the aggregate
           -----
of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Federal Reserve Board to which the Lender is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Rate Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to the Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

     "Stock Repurchase Program"  shall mean a collective reference to (i) that
      ------------------------
certain stock repurchase program involving the repurchase of up to two million shares of Saga Systems' common stock as detailed in that certain Form 8-K filed with the SEC by Saga Systems and dated June 14, 1999 and (ii) any other similar stock repurchase program entered into by Saga Systems in the future.

     "Subsidiary" or "Subsidiaries"  shall mean with respect to any Person at
      ----------      ------------
any date of determination (i) a corporation a majority of whose capital stock with voting power, under ordinary circumstances, to elect a majority of directors is at the time, directly or indirectly owned by said Person, (ii) any other Person (other than a corporation) in which said Person, directly or indirectly, at the date of determination thereof has at least majority ownership interest and/or (iii) any entity whose net earnings (losses) or portions thereof would be properly included and combined with the net earnings of said Person in accordance with Generally Accepted Accounting Principles; provided, however,
                                                          --------  -------
that the term Subsidiary shall not include any entity that is not reflected on the balance sheet of said Person due to inactivity and lack of material assets and liabilities. For the purposes of this Loan Agreement, the defined term "Subsidiary" or "Subsidiaries" when used with respect to any Person shall be deemed to include any Subsidiary of any Subsidiary of such Person.

     "Taxes"  shall have the meaning ascribed and assigned to such term as set
      -----
forth in Section 2.09(i)(b) of this Loan Agreement.
         ------------------

     "Termination Event"  shall mean (i) any Reportable Event with respect to
      -----------------
any Benefit Plan described in Section 4043 of ERISA and the regulations issued thereunder for which the notice requirements have not been waived by the PBGC,
(ii) the withdrawal of the Borrower, the Guarantors or an ERISA Affiliate from a Benefit Plan during a plan year in which it was a "substantial employer" as defined in Section 4001 (a)(2) of ERISA, (iii) the occurrence of an obligation arising under Section 4041 of ERISA of the Borrower, the Guarantors or an ERISA Affiliate to provide affected parties with a written notice of an intent to terminate a Benefit Plan in a distress termination described in Section 4041 (c) of ERISA, (iv) the institution by the PBGC of proceedings to terminate any Benefit Plan, (v) any event or condition which constitutes grounds under Section 4042 of ERISA for the appointment of a trustee to administer a Benefit Plan or
(vi) the partial or complete withdrawal of the Borrower, the Guarantors or any ERISA Affiliate from a Multiemployer Plan.

     "Year 2000 Compliant" means, with regard to any Person, that all software,
      -------------------
embedded microchips and other processing capabilities utilized by, and material to the business operations or financial condition of, such Person are able to interpret and manipulate data on and involving all calendar dates correctly and without causing any abnormal ending scenario, including in relation to dates in and after the year 2000.

     "Year 2000 Problem"  shall mean the risk that computer applications used by
      ------------------
or for the benefit of the Borrower, the Guarantors or any Subsidiary and/or Affiliate of the Borrower or any of the Guarantors may be unable to recognize or perform properly certain date sensitive functions involving certain dates prior to and any date after December 31, 1999.

     Section 1.02 Rules of Interpretation and Construction.  In this Loan
                  ----------------------------------------
Agreement unless the context otherwise clearly requires:

          (i) Articles and Sections mentioned by number only are the respective Articles and Sections of this Loan Agreement as so numbered;

          (ii) Words importing a particular gender mean and include every other gender, and words importing the singular number mean and include the plural number and vice versa;
                  ----------

          (iii) Words importing persons mean and include firms, associations, partnerships (including limited partnerships and limited liability partnerships), societies, trusts, corporations, limited liability companies or other legal entities, including public or governmental bodies and the Borrower's and Guarantors' respective Subsidiaries and/or Affiliates, as well as natural persons;

          (iv) Any headings preceding the texts of the several Articles and Sections of this Loan Agreement, and any table of contents or marginal notes appended to copies hereof, shall be solely for convenience of reference and shall not affect or control the meaning, construction or interpretation of this Loan Agreement;

          (v) If any clause, provision or section of this Loan Agreement shall be ruled invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any of the remaining provisions thereof, unless not invalidating or rendering unenforceable the remaining provisions shall be inequitable;

          (vi) The terms "herein", "hereunder", "hereby", "hereto", "hereof" and any similar terms as used in this Loan Agreement refer to this Loan Agreement as a whole and not to any particular provision of this Loan Agreement; the term "heretofore" means before the date of execution of this Loan Agreement; and the term "hereafter" means on or after the date of execution of this Loan Agreement;

          (vii) This Loan Agreement and all matters relating hereto shall be governed by and construed and interpreted in accordance with the laws of the State of New York; and

          (viii) If any clause, provision or section of this Loan Agreement shall be determined to be apparently contrary to or conflicting with any other clause, provision or section of this Loan Agreement, then the clause, provision or section containing the more specific provisions shall control and govern with respect to such apparent conflict;

          (ix) References in this Loan Agreement to "determination" (and similar terms) by the Lender include good faith and reasonable estimates by the Lender (in the case of quantitative determinations) and good faith and reasonable beliefs by the Lender (in the case of qualitative determinations); and

          (x) The word "and" when used from time to time herein shall mean "or" or "and/or" if such meaning is expansive of the rights or interests of the Lender in the given context.

     Section 1.03 Accounting Principles.  Except as otherwise provided for in
                  ---------------------
this Loan Agreement, all computations and determinations as to accounting or financial matters shall be made, and all financial statements to be delivered pursuant to this Loan Agreement shall be prepared, in accordance with Generally Accepted Accounting Principles (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such term by Generally Accepted Accounting Principles, as established from time to time.

                                  ARTICLE II

              AMOUNT AND TERMS FOR THE REVOLVING CREDIT FACILITY
              --------------------------------------------------

     Section 2.01 Revolving Credit Facility.
                  -------------------------

          (i)  Availability.  (a)  Subject to the terms, conditions and
               ------------
provisions set forth in this Loan Agreement and provided no Event of Default or Potential Event of Default shall have occurred and be continuing, the Lender hereby agrees to make available to the Borrower from time to time during the period from the Closing Date up through and including the Business Day next preceding the Revolving Credit Termination Date, revolving credit loans (hereinafter each individually referred to as a "Revolving Credit Loan" and collectively referred to as the "Revolving Credit Loans") in amounts which shall not exceed, in the aggregate for all Revolving Credit Loans at any time outstanding, the Commitment. The Revolving Credit Loans shall be evidenced by the Revolving Credit Loan Note. The Lender is hereby authorized to record the date and amount of each Revolving Credit Loan made by the Lender and the date and amount of each payment or prepayment of principal thereof made by the Borrower on the Schedule "1" annexed to and constituting a part of the Revolving
                ------------
Credit Loan Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded. If the outstanding amount of the Revolving Credit Loans shall exceed the amount of the Revolving Credit Facility at any time, such excess shall be immediately due and payable to the Lender and subject to the terms, conditions and provisions of this Loan Agreement.

               (b) Revolving Credit Loans may be voluntarily prepaid pursuant to
Section 2.04 hereof and, subject to the provisions of this Loan Agreement, any
------------
amounts so prepaid may be reborrowed, up to the amount available under this
Section 2.01(i) at the time of such Borrowing, until the Business Day next
---------------
preceding the Revolving Credit Termination Date. The Lender's commitment to make Revolving Credit Loans shall automatically expire, and each Revolving Credit Loan then outstanding shall be repaid in full by the Borrower, no later than the Revolving Credit Termination Date.

          (ii) Notice of Borrowing.  Whenever the Borrower desires to borrow
               -------------------
under this Section 2.01, the Borrower shall deliver to the Lender a Notice of
           ------------
Borrowing no later than (a) 11:00 A.M. (New York City, New York time) on the proposed Funding Date, in the case of a Borrowing as a Base Rate Loan, and (b) 11:00 A.M. (New York City, New York time) at least three (3) Business Days in advance of the proposed Funding Date, in the case of a Borrowing as a Eurodollar Rate Loan. The Notice of Borrowing shall specify (1) the Funding Date (which shall be a Business Day) in respect of the Revolving Credit Loan, (2) the amount of the proposed Borrowing which shall not be less than (A) $250,000.00, in the case of a Borrowing as a Base Rate Loan, and (B) $500,000.00, in the case of a Borrowing as a Eurodollar Rate Loan, (3) the intended use of the proceeds of such Borrowing, (4) the applicable interest rate option as described in Section
                                                                        -------
2.02(i) of this Loan Agreement and, if applicable, (5) the Eurodollar Interest
-------
Period for such Revolving Credit Loan. In lieu of delivering the above-described Notice of Borrowing, such Borrower may give the Lender telephonic notice of any proposed Borrowing by the time required under this Section
                                                                 -------
2.01(ii); provided, however, that such notice shall be confirmed in writing by
--------  --------  -------
delivery to the Lender promptly (but in no event later than the Funding

Date of the requested Revolving Credit Loan) of a Notice of Borrowing. Any Notice of Borrowing (or telephonic notice in lieu thereof) pursuant to this
Section 2.01(ii) shall be irrevocable.
----------------

          (iii)  Making of Revolving Credit Loans.  The Lender shall make the
                 --------------------------------
proceeds of such Revolving Credit Loan available to the Borrower in Newark, New Jersey on such Funding Date by the end of business on such Funding Date and shall disburse such funds in Dollars and in immediately available funds to an account of the Borrower maintained with the Lender and thereafter to any substitute account designated in writing by the Borrower in the Notice of Borrowing.

          (iv)   Use of Proceeds of Revolving Credit Loans.  The proceeds of the
                 -----------------------------------------
Revolving Credit Loans shall be used by the Borrower for financing the general corporate purposes of the Borrower including the financing of Permitted Acquisitions (but expressly excluding the financing of the Stock Repurchase
                  -------------------
Program).

          (v)    Reduction of Revolving Credit Facility; Revolving Credit
                 --------------------------------------------------------
Termination Date.
----------------

                 (a) The Borrower shall have the right, at any time and from time to time, to terminate in whole or permanently reduce in part, the Revolving Credit Facility in an amount up to the amount of the Commitment minus the
                                                                -----
aggregate principal amount of the Revolving Credit Loans then outstanding. Any such prepayment may be made by the Borrower without premium or fee, except as
                                                                    ------
provided for in Section 2.04 of this Loan Agreement with respect to the
                ------------
prepayment of a Eurodollar Rate Loan. The Borrower shall give not less than three (3) Business Days' prior express written notice to the Lender designating the date (which shall be a Business Day) of such termination or reduction and the amount of any partial reduction. Such termination or partial permanent reduction of the Revolving Credit Facility and the Commitment shall be effective on the date specified in the Borrower's notice. Any such partial permanent reduction of the Revolving Credit Facility shall be in an aggregate minimum principal amount of $1,000,000.00 and integral multiples of $500,000.00 in excess of that amount.

                 (b) The Revolving Credit Facility shall automatically expire without further action on the part of the Lender, and all then outstanding Revolving Credit Loans shall be paid in full, on the Revolving Credit Termination Date.

          (vi)   No Amortization of the Revolving Credit Facility.  Prior to the
                 ------------------------------------------------
Revolving Credit Termination Date, provided no Event of Default of Potential Event of Default shall have occurred and be continuing, there shall be no required scheduled principal amortization payments due and owing to the Lender on the Revolving Credit Facility. The full and final payment of any and all principal, unpaid accrued interest, fees, costs and expenses, if any, owing to the Lender under the Revolving Credit Facility shall be made by the Borrower to the Lender on the Revolving Credit Termination Date. The Lender hereby agrees that no "annual clean-up" of the Revolving Credit Loan shall be required.

     Section 2.02 Interest on the Revolving Credit Facility.
                  -----------------------------------------

          (i)    Rates of Interest.  (a)  All Revolving Credit Loans shall bear
                 -----------------
interest
computed daily on the outstanding principal balance thereof from the Funding Date thereof until repaid in full at one or more of the interest rate options selected by the Borrower from between the two (2) interest rate options set forth below. Subject to the provisions of this Loan Agreement, the Borrower may select different options to apply simultaneously to different portions of the Revolving Credit Loans and may select different Funding Segments to apply simultaneously to different parts of the Eurodollar Portion of the Revolving Credit Loans. Each selection of an interest rate option shall apply separately and without overlap to the Revolving Credit Loans as a class. There shall be no limit to the aggregate number of Funding Segments applicable to the Eurodollar Portion of the Revolving Credit Loans at any time.

          Interest Rate Options for Revolving Credit Loans:
          ------------------------------------------------

               (1)  Eurodollar Rate Option.  A fluctuating rate per annum (fixed
                    ----------------------
     for each particular Eurodollar Interest Period only) for each day during a
                                                    ----
     Eurodollar Interest Period equal to (A) the Adjusted LIBO Rate plus (B) the
                                                                    ----
     Applicable Margin for such day. The Lender shall give prompt notice to the Borrower of the Adjusted LIBO Rate, determined or adjusted in accordance with the provisions hereof, which determination or adjustment shall be conclusive (absent manifest error) if made by the Lender in good faith.
     The Adjusted LIBO Rate shall be calculated in accordance with the Eurodollar Reserve Percentage, if the Lender is required to hold such reserves; or

               (2)  Base Rate Option:  A fluctuating rate per annum for each day
                    ----------------
     equal to (A) the Base Rate of the Lender, in effect from time to time (such interest rate to change immediately upon any change in the Base Rate) plus
                                                                           ----
     (B)  the Applicable Margin for such day.

               (b) The Applicable Margin for Eurodollar Rate Loans and Base Rate Loans with respect to the Revolving Credit Loan Facility for any day shall be the applicable amount (expressed in basis points) set forth in the Pricing Grid (hereinafter referred to as the "Applicable Margin"). For purposes of this
Section 2.04(i)(b), the Consolidated Cash Flow Leverage Ratio shall be tested at
------------------
the end of the periods covered by the quarterly and annual consolidated financial statements which are to be provided to the Agent pursuant to Section
                                                                       -------
5.02 of the Loan Agreement. Any change in the Applicable Margin (both increases
----
and decreases therein) shall be effective on the first (1/st/) day of the Fiscal Quarter following the Fiscal Quarter in which the Lender is entitled to receive said submitted financial statements for a prior Fiscal Quarter all as provided for in Article V hereof. For example, for financial statements covering the
       ---------
first Fiscal Quarter of any Fiscal Year, the effective date of any increase or decrease in the Applicable Margin would be July 1/st/ of said calendar year. For the period from the Closing Date up through and including the date upon which the Lender receives the September 30, 1999 Compliance Certificate attached to the Officer's Certificate set forth on Exhibit "D" attached hereto and made a
                                       -----------
part hereof, the Applicable Margin for Base Rate Loans and Eurodollar Rate Loans shall be the percentage described at Level I on the Pricing Grid. Thereafter, the Applicable Margin for Base Rate Loans and Eurodollar Rate Loans shall be set and established based upon the Consolidated Cash Flow Leverage Ratio tested in accordance with the terms, conditions and provisions set forth in Section 8.02
                                                                  ------------
hereof.

               (c)  Notwithstanding subsections (a) and (b) above, interest in
                                    -----------------------
respect
of any Revolving Credit Loan shall not exceed the maximum rate permitted by applicable Law.

          (ii)  Interest Payments.  Subject to the terms, conditions and
                -----------------
provisions of Section 2.02(iv) hereof, interest accrued on all Base Rate Loans
              ----------------
shall be payable by the Borrower in arrears (a) on the first Business Day of each month during the term of this Loan Agreement, commencing on the first Business Day of the first full month next following the making of each such Base Rate Loan and (b) at maturity. Interest accrued on each Eurodollar Rate Loan shall be payable by the Borrower in arrears (1) on each Eurodollar Interest Payment Date applicable to such Eurodollar Rate Loan, (2) upon prepayment thereof in full or in part and (3) at maturity.

          (iii) Conversion or Continuation.  (a)  Subject to the terms,
                --------------------------
conditions and provisions of Section 2.06 hereof, the Borrower shall have the
                             ------------
option (1) to convert at any time all or any part of outstanding Revolving Credit Loans which comprise part of the same Borrowing and which, in the aggregate, equal $500,000.00 from Base Rate Loans to Eurodollar Rate Loans; (2) to convert all or any part of outstanding Revolving Credit Loans from Eurodollar Rate Loans to Base Rate Loans or (3) upon the expiration of any Eurodollar Interest Period applicable to a Borrowing of Eurodollar Rate Loans, to continue all or any portion of such Revolving Credit Loans equal to $500,000.00 as Eurodollar Rate Loans of the same type, and the succeeding Eurodollar Interest Period of such continued Revolving Credit Loans shall commence on the expiration date of the Eurodollar Interest Period applicable thereto; provided, however,
                                                           --------  -------
that no outstanding Revolving Credit Loan may be continued as, or be converted into, a Eurodollar Rate Loan when any Event of Default or Potential Event of Default has occurred and is continuing.

                (b) In the event the Borrower shall elect to convert or continue a Revolving Credit Loan under this Section 2.02 (iii), the Borrower shall
                                   ------------------
deliver a Notice of Conversion/Continuation to the Lender no later than 11:00 a.m. (New York City, New York time) at least three (3) Business Days in advance of the proposed conversion/continuation date in the case of a conversion to or a continuation of a Eurodollar Rate Loan. A Notice of Conversion/Continuation shall specify (1) the proposed conversion/continuation date (which shall be a Business Day), (2) the amount of the Revolving Credit Loan to be converted/continued, (3) the nature of the proposed conversion/continuation, and
(4) in the case of a conversion to, or continuation of, a Eurodollar Rate Loan, the requested Eurodollar Interest Period. In lieu of delivering the above-described Notice of Conversion/Continuation, the Borrower may give the Lender telephonic notice of any proposed conversion/continuation by the time required under this Section 2.02(iii); provided, however, that such notice shall be
           -----------------  --------  -------
confirmed in writing by delivery to the Lender promptly (but in no event later than the proposed conversion/continuation date) of a Notice of Conversion/Continuation. In the event the Borrower shall fail to provide the Lender with the requisite Notice of Conversion/Continuation for a continuation of any Eurodollar Rate Loan within the time prescribed above, said Eurodollar Rate Loan shall automatically continue as a Eurodollar Rate Loan for the same Eurodollar Interest Period.

                (c) Any Notice of Conversion/Continuation for conversion to, or continuation of, a Revolving Credit Loan (or telephonic notice in lieu thereof) shall be irrevocable and the Borrower shall be bound to convert or continue in accordance therewith.

          (iv)  Default Interest.  Notwithstanding the rate of interest
                ----------------
specified in Section 2.02(i) hereof and the payment dates specified in Section
             ---------------                                           -------
2.02(ii) and Section 2.05(i) hereof, effective immediately upon the occurrence
--------     ---------------
of any Event of Default and for as long thereafter as any such Event of Default shall be continuing, the principal balance of all Revolving Credit Loans then outstanding and any interest payments on the Revolving Credit Loans not paid when due shall bear interest, to the extent permitted by applicable Law, payable upon demand at the Default Rate. The Borrower hereby acknowledges that: (a) such Default Rate is a material inducement to the Lender to make the Revolving Credit Facility available to the Borrower; (b) the Lender would not have made the Revolving Credit Facility available to the Borrower in the absence of the agreement of the Borrower to pay such Default Rate; (c) such Default Rate represents compensation for increased risk to the Lender that the Revolving Credit Facility will not be repaid; and (d) such Default Rate is not a penalty and represents a reasonable estimate of (1) the cost to the Lender in allocating its resources (both personnel and financial) to the on-going review, monitoring, administration and collection of the Revolving Credit Facility and (2) compensation to the Lender for losses that are difficult to ascertain.

          (v)   Computation of Interest.  Interest on all Revolving Credit Loans
                -----------------------
shall be computed on the basis of the actual number of days elapsed in the period during which interest accrues and a year of 360 days. In computing interest on any Revolving Credit Loan, the date of the making of the Revolving Credit Loan or the first day of a Eurodollar Interest Period, as the case may be, shall be included and the date of payment or the expiration date of a Eurodollar Interest Period, as the case may be, shall be excluded; provided,
                                                                   --------
however, that if a Revolving Credit Loan is repaid on the same day on which it
-------
is made, one day's interest shall be paid on that Revolving Credit Loan.

          (vi) Changes: Legal Restrictions.  Except as provided in Section
               ---------------------------                         -------
2.06(iv) hereof with respect to certain determinations on Eurodollar Interest
--------
Rate Determination Dates, in the event that after the date hereof (a) the adoption of or any change in any law, treaty, rule, regulation, guideline or determination of a court or Governmental Authority or any change in the interpretation or application thereof by a court or Governmental Authority or
(b) compliance by the Lender with any request or directive (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) from any central bank or other Governmental Authority or quasi-governmental authority:

               (1) does or may impose, modify, or hold applicable, in the determination of a Lender, any reserve, special deposit, compulsory loan, FDIC insurance, capital allocation or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, commitments made, or other credit extended by, or any other acquisition of funds by, the Lender or any applicable lending office or Eurodollar Affiliate of the Lender (except, with respect to a Eurodollar Rate Loan, to the extent that the Statutory Reserve Rate requirements are reflected in the definition of "Adjusted LIBO Rate"); or

               (2) does or is reasonably likely to impose on the Lender any other condition materially more burdensome in nature, extent or consequence than those in existence as of the Closing Date;

and the result of any of the foregoing is to increase the cost to the Lender of making, renewing or maintaining the Revolving Credit Loans, then, in any such case, the Borrower shall promptly pay to the Lender, upon demand, such amount or amounts (based upon an allocation thereof by the Lender to the financing transactions contemplated by this Loan Agreement and effected by this Section 2.02(vi) as may
                                                         ---------------
be necessary to compensate the Lender for any such additional cost incurred or reduced amount received. The Lender shall deliver to the Borrower a written statement of the costs or reductions claimed and the basis therefore, and the allocation made by the Lender of such costs and reductions shall be conclusive, absent manifest error, if made in good faith. If the Lender subsequently recovers any amount previously paid by the Borrower pursuant to this Section
                                                                     -------
2.02(vi), the Lender shall, within thirty (30) days after receipt of such refund
--------
and to the extent permitted by applicable Law, pay to the Borrower the amount of any such recovery.

      Section 2.03  Fees.
                    ----

          (i)   Facility Fee.  The Borrower shall have paid to the Lender the
                ------------
Facility Fee, in full, as of the Closing Date.

          (ii)  Commitment Fee.  The Borrower shall pay to the Lender a
                --------------
commitment fee, from and after the Closing Date until the Obligations are paid in full and the Revolving Credit Facility is terminated, equal to (a) one-eighth of one percent (0.125%) per annum multiplied by (b) the positive difference
                                  ---------- --
between (1) the average daily amount of the Commitment minus (2) the aggregate
                                                       -----
average daily amount of all Revolving Credit Loans outstanding under the Revolving Credit Facility from time to time. All such commitment fees payable under this Section 2.03(ii) shall be calculated and payable quarterly in arrears
           ----------------
on the last Business Day in each Fiscal Quarter beginning after the Closing
Date.

          (iii) Late Charge Fee.  In the event that any payment (other than a
                ---------------
payment of principal and/or interest) required to be made by the Borrower under the Revolving Credit Loan Note or under this Loan Agreement shall not be received by the Lender within ten (10) days of when due, the Lender may charge, and if so charged, the Borrower shall pay, a late charge of ($0.05) for each dollar ($1.00) of each delinquent payment for the purpose of defraying the expense incident to the handling of such delinquent payment. In no event shall said late charge fee be less than ten dollars ($10.00).

          (iv)  Payment of Fees. The fees described in this Section 2.03
                ---------------                             ------------
represent compensation for services rendered and to be rendered separate and apart from the lending of money or the provision of credit, and the obligation of the Borrower to pay each fee described herein shall be in addition to, and not in lieu of, the obligation of the Borrower to pay interest, other fees and expenses otherwise described in this Loan Agreement. Fees shall be payable when due at the office of the Lender in Newark, New Jersey in immediately available funds. All fees shall be non-refundable when paid. All fees and expenses specified or referred to in this Loan Agreement due and owing to the Lender, including, without limitation, those referred to in this Section 2.03 and in
                                                         ------------
Section 10.01 hereof, shall bear interest, if not paid when due, at the Default
-------------
Rate (but not to exceed the maximum rate permitted by applicable Law), and shall constitute Obligations. All fees described in this Section 2.03 which are
                                                    ------------
expressed as a per annum charge shall be calculated on the basis of the actual number of days elapsed in a 360-day year.

     Section 2.04 Voluntary Prepayments.
                  ---------------------

          (i)   Eurodollar Rate Loans.  The Borrower may, at any time and from
                ---------------------
time to time, upon the giving of at least three (3) Business Days' prior express written notice to the Lender, voluntarily prepay any Eurodollar Rate Loan in whole or in part, in an aggregate minimum amount of $500,000.00, subject to the following: (a) any principal prepayment of a Eurodollar Rate Loan shall be accompanied by the payment of all unpaid accrued interest due and owing on said Eurodollar Rate Loan and (b) the Borrower shall pay to the Lender all amounts described in Section 2.06(vi) of this Loan Agreement. Such notice shall (1)
             ----------------
specify the prepayment date (which shall be a Business Day), (2) specify the principal amount being prepaid, (3) be irrevocable and (4) commit the Borrower to prepay said Eurodollar Rate Loan in full on the date and in the amount stated therein.

          (ii)  Base Rate Loans.  The Borrower may, at any time and from time to
                ---------------
time, upon the giving of at least one (1) Business Day's prior express written notice to the Lender, voluntarily prepay any Base Rate Loan in whole or in part, in an aggregate minimum amount of $250,000.00, without premium or fee; provided,
                                                                       --------
however, any principal prepayment of a Base Rate Loan shall be accompanied by
-------
the payment of all unpaid accrued interest due and owing on said Base Rate Loan.

          (iii) Prepayments in Full.  Notwithstanding any term, condition or
                -------------------
provision of this Section 2.04 to the contrary, in the event that any
                  ------------
prepayments of any Revolving Credit Loans are made in connection with the termination of this Loan Agreement, such prepayments shall be made only upon three (3) Business Days' prior express written notice to the Lender.

     Section 2.05 Payments.
                  --------

          (i)  Manner and Time of Payment.  All payments of principal, interest
               --------------------------
and fees hereunder payable to the Lender, including, without limitation, all payments in connection with Revolving Credit Loans, shall be made without condition or reservation or right, in Dollars and in immediately available funds, delivered to the Lender not later than 2:00 p.m. (New York City, New York time) on the date due, to such account of the Lender in Newark, New Jersey, as the Lender may designate. Funds received by the Lender after that time and date shall be deemed to have been paid on the next succeeding Business Day. The Lender shall send a monthly and/or quarterly invoice, as applicable, to the Borrower reflecting the accrued interest due and owing and all fees due and owing hereunder. The Borrower hereby agrees that on the Business Day that any payment of principal, interest and fees are due, the Borrower shall initiate the transfer of such payment to the Lender; provided, however, if the Borrower shall
                                        --------  -------
fail to initiate such payment no later than the date on which any such payment is due and owing to the Lender, the Lender shall, and is hereby authorized by the Borrower to, automatically charge a demand deposit account of the Borrower, which account shall be maintained with the Lender at all times throughout the term of the Revolving Credit Facility. The Borrower's authorization of the Lender to charge such account having sufficient funds on deposit shall constitute payment of the amount so authorized notwithstanding the Lender's failure to charge said account. Any failure or delay by the Lender in submitting invoices for interest and fee payments shall not discharge or relieve the Borrower of the obligation to make such payments into the demand deposit account or to initiate any such transfer of payment.

          (ii)  Apportionment of Payments.  So long as there does not exist an
                -------------------------
Event of Default, all payments of principal and interest in respect of outstanding Revolving Credit Loans, all payments of the fees described herein and all payments in respect of any other Obligation shall be allocated by the Lender as it may be entitled thereto as provided herein. After the occurrence and during the continuance of an Event of Default, the Lender shall, after providing notice to the Borrower that payments and proceeds shall be so applied, apply all payments remitted to the Lender and all amounts received by the Lender, subject to the provisions of this Loan Agreement, (a) first, to pay Obligations in respect of any fees, expense reimbursements or indemnities then due and owing to the Lender from the Borrower; (b) second, to pay interest due in respect of Revolving Credit Loans and to pay (or to the extent such Obligations are contingent, prepay or provide cash collateral in respect of);
(c) third, to pay or prepay principal of Revolving Credit Loans in the inverse order of maturity and (d) fourth, to the ratable payment of all other Obligations.

          (iii) Payments on Non-Business Days.  Whenever any payment to be made
                -----------------------------
by the Borrower hereunder shall be stated to be due on a day which is not a Business Day, payments shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder and of any of the fees specified in Section 2.03 hereof, as
                                                       ------------
the case may be.

          (iv)  Lender's Accounting.  The Lender shall maintain a loan account
                -------------------
(hereinafter referred to as the "Loan Account") on its books in which shall be recorded (a) the principal amount of Revolving Credit Loans owing to the Lender from time to time; (b) all other appropriate debits and credits as provided in this Loan Agreement, including, without limitation, all interest, fees, expenses, charges and other Obligations; and (c) all payments of Obligations made by the Borrower or for the Borrower's account. All entries in the Loan Account shall be made in accordance with the Lender's customary accounting practices as in effect from time to time. The Lender will render a statement of the Loan Account upon the request of the Borrower. Each and every such statement shall be deemed final, binding and conclusive upon the Borrower in all respects as to all matters reflected therein (absent manifest error), unless the Borrower, within fifteen (15) days after the date such statement is rendered, delivers to the Lender written notice of any objection which the Borrower may have to any such statement. In that event, only those items expressly objected to in such notice shall be deemed to be disputed by the Borrower. Notwithstanding the foregoing, the Lender's entries in the Loan Account evidencing Revolving Credit Loans and other financial accommodations made from time to time shall be final, binding and conclusive upon the Borrower (absent manifest error) as to the existence and amount of the Obligations recorded in the Loan Account. The Lender, in its discretion, may charge any or all interest, fees and expenses incurred by the Borrower hereunder to the Loan Account.

     Section 2.06 Special Provisions Governing Eurodollar Rate Loans.
                  --------------------------------------------------
Notwithstanding other provisions of this Loan Agreement to the contrary, if any, the following provisions shall govern with respect to Eurodollar Rate Loans as to the matters described below:

          (i)   Amount of Eurodollar Rate Loans. Each Eurodollar Rate Loan shall
                -------------------------------
be for a minimum amount of $500,000.00.

          (ii)  Determination of Eurodollar Interest Period. By giving notice as
                -------------------------------------------
set forth in Sections 2.01(ii) and 2.02(iii) hereof (with respect to a
             -------------------------------
conversion into or a continuation of Eurodollar Rate Loans), the Borrower shall have the option, subject to the other terms, conditions and provisions of this
Section 2.06, to specify the Eurodollar Interest Period to apply to the
------------
Borrowing of Eurodollar Rate Loans described in such notice, subject to availability. The determination of Eurodollar Interest Periods shall be subject to the following provisions:

                (a) In the case of immediately successive Eurodollar Interest Periods applicable to a Borrowing of Eurodollar Rate Loans, each successive Eurodollar Interest Period shall commence on the day on which the next preceding Eurodollar Interest Period expires;

                (b) If any Eurodollar Interest Period would otherwise expire on a day which is not a Business Day, the Eurodollar Interest Period shall be extended to expire on the next succeeding Business Day; provided, however, that
                                                        --------  -------
if any such Eurodollar Interest Period applicable to a Borrowing of Eurodollar Rate Loans would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in that month, then that Eurodollar Interest Period shall expire on the immediately preceding Business Day;

                (c) The Borrower may not select a Eurodollar Interest Period for any Revolving Credit Loan which terminates later than the Revolving Credit Termination Date;

                (d) The Borrower may not select a Eurodollar Interest Period with respect to any portion of principal of a Eurodollar Rate Loan which extends beyond a date on which the Borrower is required to make a scheduled payment of any portion of principal, it being understood and agreed that any Eurodollar Rate Loan whose Eurodollar Interest Period ends less than one month prior to such required principal payment date shall be deemed converted to a Base Rate Loan as of the last day of such Eurodollar Interest Period for purposes of determining whether any portion of principal of any Eurodollar Rate Loan is required in order to make a mandatory payment of principal;

                (e) There shall be no limit to the number of Eurodollar Interest Periods under this Loan Agreement in effect at any one time under the Revolving Credit Facility; and

                (f) If any Eurodollar Interest Period commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Eurodollar Interest Period) then said Eurodollar Interest Period shall end on the last Business Day of the last calendar month of such Eurodollar Interest Period.

          (iii) Determination of Interest Rate.  As soon as practicable after
                ------------------------------
11:00 a.m. (New York City, New York time) on any Eurodollar Interest Rate Determination Date, the Lender shall determine (which determination shall, absent manifest error, be presumptively correct) the interest rate which shall apply to the Eurodollar Rate Loans for which an interest rate is then being determined for the applicable Eurodollar Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to the Borrower.

          (iv)  Interest Rate Unascertainable, Inadequate or Unfair.  If, with
                ---------------------------------------------------
respect to any Eurodollar Interest Period, the Lender determines that (a) deposits in Dollars (in the applicable amounts) are not being offered in the relevant market for such Eurodollar Interest Period, (b) adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate, (c) a contingency has occurred which materially and adversely affects the London interbank Eurodollar market or (d) the effective cost to the Lender of funding a proposed Funding Segment of the Eurodollar Portion from a corresponding source of funds shall exceed the Eurodollar Rate, applicable to such Funding Segment, the Lender shall forthwith give notice thereof to the Borrower, whereupon until the Lender notifies the Borrower that the circumstances giving rise to such suspension no longer exist, (1) the right of the Borrower to elect to have Revolving Credit Loans bear interest based upon the Adjusted LIBO Rate shall be suspended and (2) each outstanding Eurodollar Rate Loan shall be converted into a Base Rate Loan on the last day of the then current Eurodollar Interest Period therefor, notwithstanding any prior election by the Borrower to the contrary.

          (v)   Illegality. (a) In the event that on any date the Lender shall
                ----------
have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties) that the making or continuation of any Eurodollar Rate Loan has become unlawful by compliance by the Lender in good faith with any Law, of any Governmental Authority (whether or not having the force of Law and whether or not failure to comply therewith would be unlawful), then, and in any such event, the Lender shall promptly give notice (by telephone promptly confirmed in writing) to the Borrower.

                (b)  Upon the giving of the notice referred to in Section
                                                                  -------
2.06(v)(a) hereof, (1) the Borrower's right to request of the Lender and the
----------
Lender's obligation to make Eurodollar Rate Loans shall be immediately suspended, and the Lender shall make a Revolving Credit Loan, as part of any requested Borrowing of Eurodollar Rate Loans, as a Base Rate Loan, which Base Rate Loan shall, for all purposes, be considered a part of such Borrowing and
(2) if the affected Revolving Credit Loans are then outstanding, the Borrower shall immediately (or, if permitted by applicable Law, no later than the date permitted thereby, upon at least one (1) Business Day's written notice to the Lender) convert each such Revolving Credit Loan into a Base Rate Loan.

                (c) In the event that the Lender determines at any time following its giving of the notice referred to in Section 2.06(iv) and Section
                                                  ----------------     -------
2.06(v)(a) hereof that the Lender may lawfully make Eurodollar Rate Loans of the
----------
type referred to in such notice, the Lender shall promptly give notice (by telephone confirmed in writing) to the Borrower of that determination, whereupon the Borrower's right to request of the Lender, and the Lender's obligation to make, Eurodollar Rate Loans shall be restored.

          (vi)  Compensation.  In addition to such amounts as are required to be
                ------------
paid by the Borrower pursuant to Sections 2.02(iv), 2.02(vi), 2.03, 2.04(i),
                                 -------------------------------------------
2.06(vii), 2.07 and 2.09 hereof, the Borrower shall compensate the Lender, upon
---------------     ----
demand, for all losses, expenses and liabilities (including, without limitation, any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds required by the Lender to fund or maintain the Lender's Eurodollar Rate Loans) which losses, expenses and liabilities the Lender may sustain (a) if for any reason a Borrowing, conversion or continuation of Eurodollar Rate Loans does not occur on a date specified therefor in a Notice of Borrowing or a Notice of Conversion/Continuation or in a telephonic request for borrowing or conversion/continuation or a successive Eurodollar Interest Period does not commence after notice therefor is given pursuant to Section 2.02(iii) hereof,
                                                    -----------------
(b) if any prepayment of an Eurodollar Rate Loan (including, without limitation, any prepayment pursuant to Section 2.04 hereof) occurs for any reason on a date
                           ------------
which is not the last day of the applicable Eurodollar Interest Period, (c) as a consequence of any required conversion of a Eurodollar Rate Loan to a Base Rate Loan as a result of any of the events indicated in Section 2.06(v) or (d) as a
                                                   ---------------
consequence of any other failure by the Borrower to repay Eurodollar Rate Loans when required by the terms of this Loan Agreement. The Lender shall deliver to the Borrower a written statement as to such losses, expenses and liabilities which statement shall be conclusive as to such amounts in the absence of manifest error.

          (vii)  Eurodollar Rate Taxes.  The Borrower hereby agrees that:
                 ---------------------

                 (a) the Borrower shall pay, prior to the date on which penalties attach thereto, all present and future income, stamp and other taxes, levies, or costs and charges whatsoever imposed, assessed, levied or collected on or in respect of a Revolving Credit Loan solely as a result of the interest rate being determined by reference to the Adjusted LIBO Rate or the provisions of this Loan Agreement relating to the Adjusted LIBO Rate or the recording, registration, notarization or other formalization of any thereof or any payments of principal, interest or other amounts made on or in respect of a Revolving Credit Loan made to the Borrower when the interest rate is determined by reference to the Adjusted LIBO Rate (all such taxes, levies, costs and charges being hereinafter collectively called "Eurodollar Rate Taxes"); provided,
                                                                --------
however, that Eurodollar Rate Taxes shall not include net income or franchise
-------
taxes imposed by any jurisdiction. The Borrower shall also pay such additional amounts equal to increases in net income or franchise taxes attributable to payments made by the Borrower pursuant to this clause (a). Promptly after the
                                               ----------
date on which payment of any such Eurodollar Rate Tax is due pursuant to applicable law, the Borrower will, at the request of the Lender, furnish to the Lender evidence, in form and substance satisfactory to the Lender, that the Borrower has met its obligation under this Section 2.06(vii); and
                                           -----------------

                 (b) the Borrower will indemnify the Lender against, and reimburse the Lender on demand for, any Eurodollar Rate Taxes paid by the Lender in respect of a Revolving Credit Loan made to the Borrower, as determined by the Lender in its sole discretion. The Lender shall provide the Borrower with (1) appropriate receipts for any payments or reimbursements made by the Borrower pursuant to this clause (b) and (2) such information as may reasonably be
                 ----------
required to indicate the basis for such Eurodollar Rate Taxes; provided, however, that if the Lender subsequently recovers, or receives a net tax benefit with respect to, any amount of Eurodollar Rate Taxes previously paid by the Borrower pursuant to this Section 2.06(vii)(b), the Lender shall, within thirty
                          --------------------
(30) days after receipt of such refund, and to the extent permitted by applicable law, pay to the Borrower the amount of any such recovery or permanent net tax benefit.

          (viii) Booking of Eurodollar Rate Loans.  The Lender may make, carry
                 --------------------------------
or transfer Eurodollar Rate Loans at, to, or for the account of, any of its branch offices, agencies or the office of an Affiliate of the Lender; provided,
                                                                      --------
however, the Lender shall not be entitled to receive any greater amount under
-------
Section 2.02(vi) or Section 2.06(vii) hereof as a result of the
----------------    -----------------
transfer of any such Revolving Credit Loan than the Lender would be entitled to immediately prior thereto unless (a) such transfer occurred at a time when circumstances giving rise to the claim for such greater amount did not exist and were not reasonably foreseeable in the view of the Lender and (b) such claim would have arisen even if such transfer had not occurred.

          (ix) Affiliates Not Obligated.  No Eurodollar Affiliate or other
               ------------------------
Affiliate of the Lender shall be deemed a party to this Loan Agreement or shall have any rights, liability or obligation under this Loan Agreement.

     Section 2.07   Increased Capital.  If either (i) the introduction of or any
                    -----------------
change in or in the interpretation of any Law or regulation or (ii) compliance by the Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) affects or would affect the amount of capital required or expected to be maintained by the Lender or any corporation controlling the Lender and the Lender determines that the amount of such capital is increased by or based upon the existence of the Lender's commitment to make Revolving Credit Loans and other commitments of this type, then, upon demand by the Lender, the Borrower shall immediately pay to the Lender, from time to time as specified by the Lender, additional amounts sufficient to compensate the Lender in the light of such circumstances, to the extent that the Lender determines such increase in capital to be allocable to the existence of the Lender's commitment to fund the Revolving Credit Facility. A certificate as to such amounts submitted to the Borrower by the Lender, shall, in the absence of manifest error, be conclusive and binding for all purposes. The Lender shall make written demand on the Borrower for such additional amounts no later than one hundred eighty (180) days after the Lender receives actual notice or obtains actual knowledge of the promulgation of any law, rule, regulation or interpretation, or occurrence of any other event, giving rise to a claim by the Lender against the Borrower for any such additional amounts pursuant to this Section 2.07. The Lender shall furnish the Borrower with a
                 ------------
description of the reason for any such increased capital requirement. In the event that the Lender fails to make such written demand on the Borrower within such time period, then the Borrower shall have no obligation to pay any such additional amount with respect to claims accruing prior to the one hundred eightieth (180/th/) day preceding the date on which such written demand is made.

     Section 2.08.  Authorized Officers of the Borrower.  The Borrower shall
                    -----------------------------------
notify the Lender in writing of the names of the officers and employees authorized to request Revolving Credit Loans and shall provide the Lender with a specimen signature of each such Authorized Officer. The Lender shall be entitled to rely conclusively on such officer's or employee's authority to request such Revolving Credit Loans until the Lender receives written notice to the contrary. The Lender shall have no duty to verify the authenticity of the signature on any written Notice of Borrowing or Notice of Conversion/Continuation and, with respect to an oral request for such a Revolving Credit Loan, the Lender shall have no duty to verify the identity of any Person representing himself as one of the officers or employees authorized to make such request on behalf of the Borrower. The Lender shall not incur any liability to the Borrower in acting upon any telephonic notice referred to above which the Lender believes in good faith to have been given by a duly Authorized Officer or other Person authorized to borrow on behalf of the Borrower or for otherwise acting in good faith under this Section 2.08.
                                          ------------

     Section 2.09  Taxes.
                   -----

          (i)  Payments Net of Taxes.  All payments made by the Borrower under
               ---------------------
this Loan Agreement or any other Loan Document shall be made free and clear of, and without reduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, and all liabilities with respect thereto, excluding

               (a) in the case of the Lender, income or franchise taxes imposed on the Lender by the jurisdiction under the laws of which the Lender is organized or any political subdivision or taxing authority thereof or therein or as a result of a connection between the Lender and any jurisdiction and the transactions contemplated hereby; and

               (b) in the case of the Lender, income or franchise taxes imposed by any jurisdiction in which the Lender's lending offices which make or book Revolving Credit Loans, are located or any political subdivision or taxing authority thereof or therein (all such non-excluded taxes, levies, imposts, deductions, charges or withholdings being hereinafter called "Taxes"). If any Taxes are required to be withheld or deducted from any amounts payable to the Lender under this Loan Agreement or any other Loan Document, the Borrower shall pay the relevant amount of such Taxes and the amounts so payable to the Lender shall be increased to the extent necessary to yield to the Lender (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Loan Agreement and the other Loan Documents. Whenever any Taxes are paid by the Borrower with respect to payments made in connection with this Loan Agreement or any other Loan Document, as promptly as possible thereafter, the Borrower shall send to the Lender for its own account a certified copy of an original official receipt received by the Borrower showing payment thereof.

          (ii) Indemnity.  The Borrower hereby indemnifies the Lender for the
               ---------
full amount of all Taxes attributable to payments by or on behalf of the Borrower hereunder or under any of the other Loan Documents, any Taxes paid by the Lender any present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any Taxes (including any incremental Taxes, interest or penalties that may become payable by the Lender as a result of any failure to pay such Taxes), whether or not such Taxes were correctly or legally asserted. Such indemnification shall be made within thirty (30) days from the date the Lender makes written demand therefor.

                                  ARTICLE III

                   CONDITIONS TO THE REVOLVING CREDIT LOANS
                   ----------------------------------------

     Section 3.01  Conditions Precedent to the Effectiveness of this Loan
                   ------------------------------------------------------
Agreement.  This Loan Agreement shall become effective on the Closing Date when
---------
the following conditions precedent have been satisfied (unless waived by the Lender or unless the deadline for delivery has been extended by the Lender):

          (i)  Certain Documents.  The Lender shall have received on or before
               -----------------
the Closing Date all of the following, all of which, except as otherwise specifically described below, shall be in form and substance satisfactory to the
Lender:

               (a) this Loan Agreement, together with all Exhibits and Schedules attached hereto completed in full;

               (b)  a Notice of Borrowing pursuant to Section 2.01 hereof dated
                                                      ------------
the Closing Date and executed by the Borrower;

               (c)  the Revolving Credit Loan Note;

               (d)  the Pledge of Stock Agreements;

               (e)  the Agreement of Guaranty;

               (h) the opinions of counsel to the Borrower and the Guarantors substantially in the form of Exhibit "F" attached hereto;
                             -----------

               (i) a certificate of the Secretary or Assistant Secretary of the Borrower dated the Closing Date certifying (1) the names and true signatures of the incumbent officers of the Borrower authorized to sign this Loan Agreement and all other Loan Documents executed by the Borrower in connection with the Revolving Credit Facility, (2) the By-Laws of the Borrower as in effect on the date of such certification and (3) the resolutions of the Borrower's Board of Directors approving and authorizing the execution, delivery and performance of this Loan Agreement and all of the other Loan Documents;

               (j) the Certificate of Incorporation of the Borrower, as amended, modified or supplemented to the Closing Date, shall be certified to be true, correct and complete by the applicable Secretary of State or other appropriate Governmental Authority as of a recent date prior to the Closing Date;

               (k) Good Standing Certificate(s) or other appropriate documentation certified by the appropriate Secretary of State or other appropriate Governmental Authority relating to the Borrower for each of the states or countries in which the Borrower is qualified to conduct its business;

               (l) a certificate of the Chief Financial Officer of the Borrower certifying that such financial information (including any annual or quarterly financial statements of the Borrower) as the Lender may reasonably request are true and accurate;

                (m) a contemporaneous search of real property, tax, judgment and litigation dockets and records and other appropriate registers shall have revealed no filings or recordings in effect with respect to the Borrower and the Guarantors, except such filings or recordings as are reasonably acceptable to the Lender, and the Lender shall have received a copy of the search reports received as a result of the search; and

                (n) such additional documentation as the Lender may reasonably require, as indicated on the Lender's "Closing Document Checklist For Unsecured Revolving Credit Loan" of even date herewith, and, where required to be signed by the Borrower, the Guarantors, the Lender and/or other Persons, said documents, agreements and certificates shall have been duly executed, witnessed, sealed, attested and/or notarized, as appropriate.

          (ii)  Fees and Expenses Paid.  The Borrower shall have paid to the
                ----------------------
Lender, for its own account, all fees and expenses due and payable under this Loan Agreement on or before the Closing Date.

          (iii) Representations and Warranties.  All of the representations and
                ------------------------------
warranties of the Borrower contained in subsections (i) through (xxx) of Section
                                        -----------------------------    -------
4.01 hereof and in any other Loan Document (other than for changes permitted or
----
contemplated by this Loan Agreement) shall be true and correct in all material respects on and as of the Closing Date as though made on and as of that date (except any such representations and warranties stated to be given on a specific date other than the Closing Date).

          (iv)  No Default.  No Event of Default or Potential Event of Default
                ----------
hereunder or under the other Loan Documents shall have occurred and be continuing on the Closing Date.

          (v)   No Injunction.  No Requirements of Law shall prohibit, and no
                -------------
order, judgment or decree of any Governmental Authority shall and, except as set forth on Schedule 4.01(vii) hereto, no litigation shall be pending or threatened
         ------------------
which in the judgment of the Lender would, enjoin, prohibit restrain, impose or result in the imposition of any material adverse condition upon the consummation of the transactions contemplated hereby.

          (vi)  Consents.  The Borrower shall have received all consents and
                --------
authorizations required pursuant to any material Contractual Obligation with any other Person and shall have obtained all consents and authorizations of, and effected all notices to and filings with, any Governmental Authority, in each case, as may be necessary to allow them lawfully to execute, deliver and perform, in all material respects, their respective obligations under this Loan Agreement and the other Loan Documents.

          (vii) No Material Adverse Change.  No adverse change deemed material
                --------------------------
by the Lender, in its reasonable opinion, shall have occurred since the date of the most recent annual audited financial report of the Borrower and the Guarantors delivered to the Lender through the Closing Date, as to the condition (financial or otherwise), operations, performance or properties of the Borrower, the Guarantors, their respective Subsidiaries and Affiliates, individually or taken as a whole.

     Section 3.02.  Conditions Precedent to All Revolving Credit Loans.  The
                    --------------------------------------------------
obligation of the Lender to make any Revolving Credit Loan requested to be made by it on any Funding Date is subject to the following conditions precedent as of such date:

          (i)   Notice of Borrowing.  With respect to a request for a Revolving
                -------------------
Credit Loan, the Lender shall have received in accordance with the provisions of
Section 2.01(ii) hereof, on or before any Funding Date, an original Notice of
----------------
Borrowing duly executed by an Authorized Officer of the Borrower.

          (ii)  Additional Matters.  As of the Funding Date for any Revolving
                ------------------
Credit Loan:
                (a) Representations and Warranties.  All of the representations
                    ------------------------------
and warranties of the Borrower contained in subsections (i) through (xxx) of
                                            -----------------------------
Section 4.01 hereof and in any other Loan Document (other than representations
------------
and warranties which expressly speak only of a different date and other than for changes permitted or contemplated by this Loan Agreement) shall be true and correct in all material respects;

                (b) No Default. No Event of Default or Potential Event of
                    ----------
Default shall have occurred and be continuing or would result from the making of the requested Revolving Credit Loan;

                (c) No Injunction.  No law or regulations shall prohibit, and no
                    -------------
order, judgment or decree of any Governmental Authority shall, and, except as set forth on Schedule 4.01(vii) hereto, no litigation shall be pending or
             ------------------
threatened which in the reasonable judgment of the Lender would, enjoin, prohibit, restrain, impose or result in the imposition of any material adverse condition upon the Lender from making the Revolving Credit Loan requested to be made on the Funding Date; and

                (d) No Material Adverse Effect.  No Material Adverse Effect
                    --------------------------
shall have occurred after the Closing Date.

          Each submission by the Borrower to the Lender of a Notice of Borrowing with respect to a Revolving Credit Loan and the acceptance by the Borrower of the proceeds of each such Revolving Credit Loan made hereunder shall constitute a representation and warranty by the Borrower as of the Funding Date in respect of such Revolving Credit Loan that all the conditions contained in this Section
                                                                        -------
3.02 have been satisfied.
----

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     Section 4.01  Representations and Warranties on the Closing Date.  In order
                   --------------------------------------------------
to induce the Lender to enter into this Loan Agreement, the Borrower hereby represents and warrants to the Lender that the following statements are true, correct and complete on and as of the Closing Date:

          (i)   Organization; Corporate Powers. The Borrower (a) is a
                ------------------------------
corporation duly organized, validly existing and in good standing under the Laws of the Commonwealth of Virginia, (2) is duly qualified to conduct business as a foreign corporation and in good standing under the Laws of each jurisdiction in which it owns or leases real property or in which the nature of its business requires it to be so qualified except where the failure to so qualify would not have a Material Adverse Effect and (3) has all requisite power and authority to own, operate and encumber its property and assets and to conduct its business as presently conducted and as proposed to be conducted in connection with and following the consummation of the actions contemplated by the Loan Documents.

          (ii)  Authority.  (a)  The Borrower has the requisite corporate power
                ---------
and authority (1) to execute, deliver and perform each of the Loan Documents executed by it, or to be executed by it and (2) to file the Loan Documents filed by it, or to be filed by it, with any appropriate Governmental Authority.

                (b) The execution, delivery and performance (or filing, as the case may be) of each of the Loan Documents to which the Borrower is a party and the consummation of the transactions contemplated thereby, have been duly authorized by the Board of Directors of the Borrower and no further corporate proceedings on the part of the Borrower are necessary to consummate such transactions.

                (c) Each of the Loan Documents to which the Borrower is a party has been duly executed and delivered (or filed, as the case may be) by the Borrower and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

          (iii) Subsidiaries and Affiliates.  As of the Closing Date, all of
                ---------------------------
the Subsidiaries and Affiliates of the Borrower and the Guarantors are listed on
Schedule 4.01(iii) attached hereto and made a part hereof and are properly
------------------
identified thereon as to whether each is an operating company in the Borrower's, the Guarantors', their respective Subsidiaries' and Affiliates' consolidated businesses and there are no other Subsidiaries and/or Affiliates of the Borrower or any of the Guarantors. Except for SAGA SOFTWARE (Canada), Inc., a company organized under the laws of Canada, those Subsidiaries and Affiliates of the Borrower and Saga Systems which have either (a) executed the Agreement of Guaranty or (b) have had pledged no more than sixty five percent (65%) of their authorized, issued and outstanding stock to the Lender pursuant to any of the Pledge of Stock Agreements are the only operating companies represented by the consolidated financial statements of Saga Systems.

          (iv)  No Conflict.  The execution and delivery by the Borrower and the
                -----------

Guarantors of each Loan Document to which they are party and the performance of each of the transactions contemplated thereby do not and will not (a) constitute a tortious interference with any Contractual Obligation of the Borrower or of any of the Guarantors or (b) conflict with or violate the Borrower's or the Guarantors' respective Certificate of Incorporation, By-Laws, Operating Agreement or Certificate of Formation, as applicable, or (c) conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under any Requirement of Law or, subject to clause (a) above,
                                                            ----------
Contractual Obligation of the Borrower or of any of the Guarantors or require termination of any Contractual Obligation, the consequences of which conflict or default or termination would have or is reasonably likely to result in a Material Adverse Effect or (d) result in or require the creation or imposition of any Lien whatsoever upon any of the Properties or assets of the Borrower or any of the Guarantors (other than Liens permitted pursuant to Section 7.01(ii)
                                                              ----------------
hereof) or (e) require any approval of the stockholders of the Borrower or of the Guarantors.

          (v)   Governmental Consents. The execution, delivery and performance
                ---------------------
of each Loan Document (and the transactions contemplated thereby) do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by any Governmental Authority, except filings, consents or notices which have been, or will in due course, be made, obtained or given other than as otherwise obtained.

          (vi)  Governmental Regulation.  Neither the Borrower, any of the
                -----------------------
Guarantors nor any of their respective Subsidiaries and/or Affiliates is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940 or any other Law such that the Borrower's, any Guarantor's, any such Subsidiary's or Affiliate's ability to incur indebtedness is limited or its ability to consummate the transactions contemplated hereby is materially impaired.

          (vii) Litigation; Adverse Effects.  (a)  Except as set forth in
                ---------------------------
Schedule 4.01(vii) attached hereto, there is no action, suit, proceeding,
------------------
governmental investigation or arbitration, at law or in equity, or before or by any Governmental Authority, pending, or, to the knowledge of the Borrower, threatened against the Borrower, any of the Guarantors or any of their respective Subsidiaries or Affiliates or any Property of the Borrower, any of the Guarantors or any of their respective Subsidiaries or Affiliates which is reasonably likely to (1) result in any Material Adverse Effect, (2) materially and adversely affect the ability of the Borrower, any of the Guarantors or any of their respective Subsidiaries or Affiliates to perform their respective obligations under the Law, any Contractual Obligation and/or the Loan Documents or (3) materially and adversely affect the ability of the Borrower and/or the Guarantors to pay and/or perform their respective Obligations or the Lender's ability to enforce such Obligations.

                (b) Neither the Borrower, any of the Guarantors nor any of their respective Subsidiaries or Affiliates is (1) in violation of any applicable Law which violation has or is reasonably likely to have a Material Adverse Effect or
(2) subject to or in default with respect to any final judgment, writ, injunction, decree, rule or regulation of any court or Governmental Authority which has or is reasonably likely to have a Material Adverse Effect. There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Borrower, threatened against or affecting the Borrower, any of the Guarantors or any of their respective Subsidiaries or Affiliates challenging the validity or the enforceability of any of the

Loan Documents.

          (vii)  No Material Adverse Change.  Since the date of the most recent
                 --------------------------
financial statements delivered by the Borrower, the Guarantors and their respective Subsidiaries and Affiliates to the Lender, no material adverse change in, the condition (financial or otherwise), operations or performance of the Borrower, any of the Guarantors or any of their respective Subsidiaries or Affiliates or the ability of the Borrower or any of the Guarantors to perform their respective Obligations under the Loan Documents and the transactions contemplated thereby has occurred.

          (viii) Payment of Taxes.  All returns and reports of the Borrower,
                 ----------------
the Guarantors and their respective Subsidiaries and Affiliates required to be filed, have been timely filed (or appropriate extensions of time for the filing of same have been timely requested), and all taxes, assessments, fees and other governmental charges thereupon and upon their respective Properties, assets, income and franchises which are shown on such returns as being due and payable, have been paid when due and payable. The Borrower has no knowledge of any proposed tax assessment against the Borrower, any of the Guarantors or any of their respective Subsidiaries or Affiliates that is reasonably likely to result in a Material Adverse Effect.

          (ix)   Material Adverse Agreements.  The Borrower, the Guarantors and
                 ---------------------------
their respective Subsidiaries and Affiliates are not a party to or subject to any Contractual Obligation or other restriction contained in their respective Certificates of Incorporation, By-Laws, Operating Agreements, Certificates of Formation or similar governing corporate documents which is reasonably likely to have a Material Adverse Effect.

          (x)    Performance. Neither the Borrower, any of the Guarantors nor
                 -----------
any of their respective Subsidiaries or Affiliates is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Contractual Obligation applicable to them and no condition exists which, with the giving of notice or the lapse of time or both, would constitute a default under such Contractual Obligation in, each case, except where the consequences, direct or indirect, of such default or defaults, if any, would not have or are not reasonably likely to result in a Material Adverse Effect.

          (xi)   Accurate and Complete Disclosure.  The representations and
                 --------------------------------
warranties of the Borrower or any other Person contained in the Loan Documents, and all certificates and other documents delivered to the Lender, in connection herewith and therewith, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

          (xii)  Securities Activities.  Neither the Borrower, any of the
                 ---------------------
Guarantors nor any of their respective Subsidiaries or Affiliates are engaged principally in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

          (xiii) Requirements of Law.  Neither the Borrower, any of the
                 -------------------
Guarantors, nor any of their respective Subsidiaries or Affiliates have actual knowledge of any non-compliance with respect to all Requirements of Law applicable to the Borrower, the Guarantors, their respective Subsidiaries and Affiliates and their respective businesses which non-compliance could reasonably be expected to result in a Material Adverse Effect.

          (xiv)  Patents, Trademarks,  Permits, Etc.  Each of the Borrower, the
                 ----------------------------------
Guarantors, their respective Subsidiaries and Affiliates owns, is licensed or otherwise has the lawful right to use, or has all permits and other governmental approvals, patents, trademarks, trade names, copyrights, technology, know-how and processes used in or necessary for the conduct of its respective business as currently conducted which are material to its respective condition (financial or otherwise), operations and performance, taken as a whole. The use of such permits and other governmental approvals, patents, trademarks, trade names, copyrights, technology, know how and processes by the Borrower, the Guarantors, their respective Subsidiaries and Affiliates does not infringe on the rights of any Person, subject to such claims and infringements and does not, in the aggregate, give rise to any liability on the part of the Borrower, the Guarantors, their respective Subsidiaries and Affiliates which has or is reasonably likely to result in a Material Adverse Effect.

          (xv)   Environmental Matters. Except as disclosed in Schedule 4.01(xv)
                 ---------------------                         -----------------
attached hereto and except where the failure to comply with the provisions of clauses (a) through (k) below does not result in a Material Adverse Effect: (a)
-----------------------
the operations of the Borrower, the Guarantors, their respective Subsidiaries and Affiliates comply in all substantial respects with all applicable environmental, health and safety Requirements of Law; (b) the Borrower, the Guarantors, their respective Subsidiaries and Affiliates have obtained all material environmental, health and safety Permits necessary for their respective operations, and all such Permits are in good standing, and the Borrower, the Guarantors, their respective Subsidiaries and Affiliates are in material compliance with all terms and conditions of such Permits; (c) the Borrower's, the Guarantors', their respective Subsidiaries' and Affiliates' present Properties and operations, and the Borrower's, the Guarantors', their respective Subsidiaries' and Affiliates' past Properties and operations, are not the subject of any written order from or agreement with any Governmental Authority or private party or any judicial or administrative proceeding or investigations respecting any environmental, health or safety Requirements of Law, and are not the subject of any Remedial Action or other Liabilities and Costs arising from the Release or threatened Release of an Environmental Concern Material into the Environment; (d) the Borrower, the Guarantors, their respective Subsidiaries and Affiliates have not filed any written notice under any Requirement of Law indicating past or present treatment, storage or disposal of an Environmental Concern Material in violation of any Environmental Law; (e) the Borrower, the Guarantors, their respective Subsidiaries and Affiliates have not filed any written notice under any applicable Requirement of Law reporting a Release of an Environmental Concern Material into the Environment in violation of any Environmental Law; (f) there is not now, nor, to the Borrower's knowledge has there ever been, on or in the Property of the Borrower, the Guarantors, their respective Subsidiaries and/or Affiliates a violation of any Environmental Law relating to: (1) any generation, treatment, recycling, storage or disposal of any Environmental

Concern Material, (2) any underground storage tanks or surface impoundments,
(3) any asbestos-containing material, or (4) any polychlorinated biphenyls (PCB's) used in hydraulic oils, electrical transformers or other equipment;
(g) neither the Borrower, the Guarantors nor any of their respective Subsidiaries and/or Affiliates have received any written notice or claim to the effect that they are or may be liable to any Person as a result of the Release or threatened Release of a Environmental Concern Material into the Environment, or as a result of exposure to asbestos or to cotton dust, which may result in any liability; (h) no Environmental Lien has attached to any Property of the Borrower, the Guarantors, their respective Subsidiaries and/or Affiliates; (i) neither the Borrower, the Guarantors nor any of their respective Subsidiaries and Affiliates have entered into any negotiations or written agreements with any Person (including, without limitation, the prior owner(s) of any Property owned or leased by the Borrower, the Guarantors, their respective Subsidiaries and Affiliates) relating to any Remedial Action or environmentally related Claim;
(j) neither the Borrower, the Guarantors nor any of their respective Subsidiaries and Affiliates have any material contingent liability in connection with any Release or threatened Release of any Environmental Concern Material into the Environment; and (k) none of the products that the Borrower, the Guarantors, their respective Subsidiaries and Affiliates manufactures, distributes or sells, or, ever, to the Borrower's knowledge, has manufactured, distributed or sold, contains an asbestos-containing material.

          (xvi) ERISA.  Neither the Borrower, any of the Guarantors, their
                -----
respective Subsidiaries and Affiliates nor any ERISA Affiliate maintains or contributes to any Plan other than a Plan listed on Schedule 4.01(xvi) attached
                                                    ------------------
hereto.  Except as otherwise provided on Schedule 4.01(xvi), each Plan which is
                                         ------------------
intended to be a qualified plan has been determined by the IRS to be qualified under Section 401(a), and each trust related to any such Plan has been so determined to be exempt from federal income tax under Section 501(a) of the Code prior to its amendment by the Tax Reform Act of 1986, and such Plan and trust are being operated in all material respects in compliance with and will be timely amended in accordance with the Tax Reform Act of 1986 and the Omnibus Budget Reconciliation Act of 1987 as interpreted by the regulations promulgated thereunder. Except as otherwise provided on Schedule 4.01(xvi) attached hereto,
                                             ------------------
neither the Borrower, the Guarantors, their respective Subsidiaries and Affiliates nor any ERISA Affiliate maintains or contributes to any employee welfare benefit plan within the meaning of Section 3(l) of ERISA which provides lifetime benefits to retirees other than as may be required by the Combined Omnibus Budget Reconciliation Act of 1985, as amended and interpreted by regulations promulgated thereunder. The Borrower, the Guarantors, their respective Subsidiaries and Affiliates and all ERISA Affiliates are in compliance in all material respects with the responsibilities, obligations or duties imposed on them by ERISA or regulations promulgated thereunder with respect to all Plans. No material accumulated funding deficiency (as defined in
Section 302(a)(2) of ERISA and Section 412(a) of the Code) exists in respect to any Benefit Plan. The Borrower, the Guarantors, their respective Subsidiaries and Affiliates and any ERISA Affiliate and any fiduciary of any Plan (a) have not engaged in a nonexempt "prohibited transaction" described in Section 406 of ERISA or Section 4975 of the Code and (b) have not taken any action which would constitute or result in a Termination Event with respect to any Plan such that actions under (a) or (b) or both would result in a material obligation to pay money. Neither the Borrower, the Guarantors, their respective Subsidiaries and Affiliates nor any ERISA Affiliate have incurred any material liability to the PBGC which remains outstanding other than the liability to pay the PBGC insurance premiums for the current year. Schedule B to the most recent annual report filed with the IRS with respect to each Benefit Plan and furnished to the Lender is complete and accurate in all material respects. Except as provided on Schedule 4.01(xvi) attached hereto, since the date of each such
            ------------------
Schedule B, there has been no material adverse change in the funding status or financial condition of the Benefit Plan relating to such Schedule B which would result in a Material Adverse Effect. Neither the Borrower, the Guarantors, their respective Subsidiaries and Affiliates nor any ERISA Affiliate have failed to make a required installment under subsection (m) of Section 412 of the Code or any other payment required under Section 412 of the Code on or before the due date for such installment or other payment which would in the aggregate have a Material Adverse Effect. Neither the Borrower, the Guarantors, their respective Subsidiaries and Affiliates nor any ERISA Affiliate are required to provide security to a Plan under Section 401(a)(29) of the Code due to a Plan amendment that results in an increase in current liability for the plan year. Neither the Borrower, the Guarantors, their respective Subsidiaries and Affiliates nor any ERISA Affiliate are now contributing or have ever contributed to or been obligated to contribute to any Multiemployer Plan, and no employees or former employees of the Borrower, the Guarantors, their respective Subsidiaries and Affiliates and or any ERISA Affiliate have been covered by any Multiemployer Plan in respect of their employment by the Borrower, the Guarantors, their respective Subsidiaries and Affiliates and or any ERISA Affiliate, and, accordingly, the representations and warranties in this subsection (xvi) do not
                                                        ----------------
apply to Multiemployer Plans.

          (xvii)  Solvency.  The Borrowers, the Guarantors, their respective
                  --------
Subsidiaries and Affiliates, taken as a whole, are Solvent after giving effect to the transactions contemplated by (a) this Loan Agreement and the other Loan Documents and (b) the payment and accrual of all costs payable on the Closing Date with respect to any of the foregoing.

          (xviii) Assets and Properties.  Substantially all of the assets and
                  ---------------------
properties owned by, leased to or used by the Borrower, the Guarantors, their respective Subsidiaries and Affiliates in their respective businesses (a) are in good operating condition and repair, (ordinary wear and tear excepted), (b) are free and clear of any known defects (except such defects as do not substantially interfere with the continued use thereof in the conduct of normal operations) and (c) are able to serve the function for which they are currently being used, in each case where the failure of such asset to meet such requirements would not have or is not reasonably likely to result in a Material Adverse Effect.

          (xix)   Joint Venture; Partnership.  Except as set forth in Schedule
                  --------------------------                          --------
4.01(xix) attached hereto, as of the Closing Date neither the Borrower, any of
---------
the Guarantors nor any of their respective Subsidiaries or Affiliates are engaged in any joint venture or partnership with any other Person.

          (xx)    Insurance.  The Borrower, the Guarantors, their respective
                  ---------
Subsidiaries and Affiliates maintain with financially sound and reputable insurers not related to or affiliated with the Borrowers, the Guarantors, their respective Subsidiaries and Affiliates, insurance with respect to their respective Properties and businesses, insured against such liabilities, casualties and contingencies and in such types and amounts as is customary in the case of corporations engaged in the same or a similar business or having similar properties similarly situated. Schedule 6.05 attached hereto and made a
                                        -------------
part hereof sets forth a list of all insurance currently maintained by or in respect of the Borrower, the Guarantors, their respective Subsidiaries and Affiliates setting forth the identity of the insurance carrier, the type of coverage, the amount of coverage and the deductible.

There are no claims, actions, suits, proceedings against, arising under or based upon any of such insurance policies except as set forth in Schedule 6.05
                                                                 -------------
attached hereto and made a part hereof.

          (xxi)   Title to Property.  The Borrower, the Guarantors, their
                  -----------------
respective Subsidiaries and Affiliates have good and marketable title in fee simple to all Property owned or purported to be owned by them, including, without limitation, all property reflected in the most recent audited consolidated balance sheet referred to in Section 4.01(xxii) hereof or submitted
                                          ------------------
pursuant to Article V hereof, in each case free and clear of all Liens, other
            ---------
than Customary Permitted Liens.

          (xxii)  Audited Financial Statements.  The Borrower has heretofore
                  ----------------------------
furnished to the Lender a consolidated balance sheet of the Borrower, the Guarantors, their respective Subsidiaries and Affiliates dated as of December 31, 1998, and the related statements of income, cash flows and changes in stockholders' equity for the Fiscal Year then ended, as examined and reported on by the Independent Certified Public Accountant, who delivered an unqualified opinion in respect thereof. Such financial statements (including the notes thereto) present fairly the financial condition of the Borrower, the Guarantors, their respective Subsidiaries and Affiliates as of the end of such Fiscal Year and the results of its operations and its cash flows for the Fiscal Year then ended, all in conformity with Generally Accepted Accounting Principles.

          (xxiii) Interim Financial Information.  The Borrower has heretofore
                  -----------------------------
furnished to the Lender an interim consolidated balance sheet of the Borrower, the Guarantors, their respective Subsidiaries and Affiliates as of the end of its second Fiscal Quarter of the Fiscal Year beginning January 1, 1999 and the related statements of income, cash flows and changes in stockholders' equity for the Fiscal Quarter then ended. Such financial statements present fairly the financial condition of the Borrower, the Guarantors, their respective Subsidiaries and Affiliates as of the end of such Fiscal Quarters and the results of their operations and their cash flows for the fiscal periods then ended, all in conformity with Generally Accepted Accounting Principles (except to the extent set forth in the notes to said financial statements), subject to normal and recurring year-end audit adjustments.

          (xxiv)  Absence of Undisclosed Liabilities.  Neither the Borrower, any
                  ----------------------------------
of the Guarantors nor any of their respective Subsidiaries or Affiliates has any liability or obligation of any nature whatever (whether absolute, accrued, contingent or otherwise, whether or not due), forward or long-term commitments or unrealized or anticipated losses from unfavorable commitments, except (a) as disclosed in the financial statements referred to in Sections 4.01 (xxii) and
                                                     --------------------
(xxiii) hereof, (b) matters that, individually or in the aggregate could not
-------
result in a Material Adverse Effect and (c) Contractual Obligations incurred in the ordinary course of the Borrower's, the Guarantors' or their respective Subsidiaries' or Affiliates' respective businesses.

          (xxv)    Margin Regulations.  No part of the proceeds of the Revolving
                   ------------------
Credit Facility will be used for the purpose of buying or carrying any Margin Stock, as such term is used in Regulation U of the Federal Reserve Board, as amended from time to time, or to extend credit to others for the purpose of buying or carrying any Margin Stock. Neither the Borrower, any of the Guarantors nor any of their respective Subsidiaries or Affiliates is engaged in the business of extending credit to others for the purpose of buying or carrying Margin Stock. The making of any Revolving Credit Loan and the use of proceeds of any such Revolving Credit Loan will not violate or conflict with the provisions of Regulation T, U or X of the Federal Reserve Board, as amended from time to time.

          (xxvi)   Labor Matters.  Except as set forth on Schedule 4.01(xxvi)
                   -------------                          -------------------
attached hereto and made a part hereof, neither the Borrower, any of the Guarantors nor any of their respective Subsidiaries or Affiliates are a party to any labor union or collective bargaining agreements. The Borrowers, the Guarantors, their respective Subsidiaries and Affiliates are in compliance with all applicable laws respecting employment and employment practices, including, without limitation, laws, regulations, and judicial and administrative decisions relating to wages, hours, conditions of work, collective bargaining, health and safety, payment of social security, payroll, withholding and other taxes, worker's compensation, insurance requirements, as well as requirements of ERISA and the Consolidated Omnibus Budget Reconciliation Act, except to the extent that noncompliance would not have a Material Adverse Effect. There is no (a) unfair labor practice complaint pending or, to the best knowledge of the Borrowers, threatened against the Borrower, the Guarantors, their respective Subsidiaries and Affiliates before the National Labor Relations Board, any court or any other Governmental Authority nor any pending or, to the best knowledge of the Borrower, threatened sexual harassment, or wrongful discharge claim, (b) labor strike, dispute, slowdown, or stoppage pending or, to the best knowledge of the Borrower, threatened against the , the Guarantors, their respective Subsidiaries and Affiliates or (c) representation petition, respecting the employees of the Borrowers, the Guarantors, their respective Subsidiaries and Affiliates filed or threatened to be filed with the National Labor Relations Board

          (xxvii)  Brokerage Commissions.  No other Person is entitled to
                   ---------------------
receive from the Borrower, the Guarantors, their respective Subsidiaries and/or Affiliates any brokerage commission, finder's fee or similar fee or payment in connection with the consummation of the transactions contemplated by this Loan Agreement. No brokerage or other fee, commission or compensation is to be paid by the Lender by reason of any act, alleged act or omission of the Borrower, the Guarantors, their respective Subsidiaries and/or Affiliates with respect to the transactions contemplated hereby.

          (xxviii) Year 2000 Problem.  The Year 2000 Problem will not result in
                   -----------------
a Material Adverse Effect.

          (xxix)   Reprogramming of Computer Systems. Any reprogramming required
                   ---------------------------------
to permit the proper functioning, in and following the year 2000, of the Borrower's, the Guarantors', their respective Subsidiaries' and/or Affiliates'
(a) computer systems and (b) equipment containing embedded microchips (including systems and equipment supplied by others or with which the Borrower's, the Guarantors', their respective Subsidiaries' and/or Affiliates' systems interface) will be completed prior to October 31, 1999. The testing of all such systems and equipment, as so reprogrammed, will be completed by November 30, 1999. The cost to the Borrower, the Guarantors, their respective Subsidiaries and Affiliates of such reprogramming, as projected, will not result in an Event of Default or a Material Adverse Effect. Except for such reprogramming referred to in the preceding sentence (as may be necessary), the computer and management information systems of the Borrower, the Guarantors, their respective Subsidiaries and Affiliates are and, with upgrading and maintenance in the ordinary course of business, will continue to be adequate for the conduct of its business without Material Adverse Effect.

          (xxx) Plan for Year 2000 Compliance.  (a) The Borrower, the
                -----------------------------
Guarantors, their respective Subsidiaries and Affiliates (1) have undertaken a detailed review and assessment of all areas within its business and operations that could be adversely affected by its failure to be Year 2000 Compliant on a timely basis, (2) have developed on a timely basis, a detailed plan and timeline for becoming Year 2000 Compliant on a timely basis and (3) have implemented that plan in accordance with that timetable in all material respects. The Borrower, the Guarantors, their respective Subsidiaries and Affiliates reasonably anticipate that they will be Year 2000 Compliant on a timely basis.

          (b) The Borrower, the Guarantors, their respective Subsidiaries and Affiliates have completed or accomplished the following:

                (1) Prepared a comprehensive, detailed assessment of the extent to which the Borrower, the Guarantors, their respective Subsidiaries and Affiliates are not Year 2000 Compliant;

                (2) Made detailed inquiry of all material suppliers, vendors and customers of the Borrower, the Guarantors, their respective Subsidiaries and Affiliates to ascertain whether such entities are aware of the need to be Year 2000 Compliant and is taking all appropriate steps to become Year 2000 Compliant on a timely basis; and

                (3) Prepared a detailed project plan and timetable for ensuring that the Borrower, the Guarantors, their respective Subsidiaries and Affiliates are Year 2000 Compliant on a timely basis.

     Section 4.02. Subsequent Funding Representations and Warranties.  In order
                   -------------------------------------------------
to induce the Lender to enter into this Loan Agreement and to make Revolving Credit Loans, the Borrower hereby represents and warrants to the Lender that the statements set forth in subsections (i) through (xxx) of Section 4.01 hereof
                        -----------------------------    ------------
(except to the extent that such statements (i) are made expressly only as of the Closing Date or (ii) other than for changes permitted or contemplated by this Loan Agreement), are true, correct and complete in all material respects after the Closing Date on and as of the Funding Date in respect of each Borrowing.

                                   ARTICLE V

                              REPORTING COVENANTS
                              -------------------

     On and after the Closing Date and so long as the Borrower shall have any Obligation hereunder, unless the Lender shall give its prior express written consent to the effect otherwise, then:

     Section 5.01  Statement of Accounting.  The Borrower shall, and shall cause
                   -----------------------
each of the Guarantors, their respective Subsidiaries and Affiliates, as applicable, (i) to make and to keep books, records and accounts which, in reasonable detail, accurately and fairly reflect their respective transactions and dispositions of their respective assets and (ii) to maintain a system of internal accounting controls sufficient to provide reasonable assurances that
(a) transactions are executed in accordance with management's general or specific authorization, (b) transactions are recorded as necessary (1) to permit preparation of financial statements in conformity with Generally Accepted Accounting Principles and any other accounting principles applicable thereto and
(2) to maintain accountability for assets and (c) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     Section 5.02  Reporting and Information Requirements.  The Borrower shall
                   --------------------------------------
deliver or cause to be delivered to the Lender the following financial statements, data, reports and information, at the Borrower's own cost and expense:

          (i) Annual "Audited" Consolidated Financial Statements of the
              ---------------------------------------------------------
Borrower, the Guarantors and their respective Subsidiaries and Affiliates.  (a)
-------------------------------------------------------------------------
As soon as available, but in any event within ninety (90) days after the close of each Fiscal Year of the Borrower, "audited" consolidated statements of income, retained earnings and a statement of cash flows for the Borrower, the Guarantors, their respective Subsidiaries and Affiliates for such Fiscal Year and a consolidated balance sheet of the Borrower, the Guarantors, their respective Subsidiaries and Affiliates as of the close of such Fiscal Year, and notes to each, all as set forth in the Form 10-K filed by Saga Systems with the SEC, setting forth in comparative form the corresponding figures for the preceding Fiscal Year. Such financial statements shall be accompanied by an opinion of the Independent Certified Public Accountant, which opinion shall be signed by such Independent Certified Public Accountant. The opinion of the Independent Certified Public Accountant shall be free of exceptions or qualifications not acceptable to the Lender and, in any event, shall be free of any exception or qualification which is of "going concern" or like nature or which relates to a more limited scope of examination and shall be otherwise acceptable to the Lender. Such opinion shall in any event contain a written statement of the Independent Certified Public Accountant substantially to the effect that (a) the Independent Certified Public Accountant examined the financial statements in accordance with Generally Accepted Auditing Standards and accordingly made such tests of accounting records and such other auditing procedures as the Independent Certified Public Accountant considered necessary under the circumstances and (b) in the opinion of the Independent Certified Public Accountant such financial statements present fairly the financial position and cash flows of the Borrower, the Guarantors, their respective Subsidiaries and Affiliates as of the end of such Fiscal Year, and the results of the Borrower's, the Guarantors', their respective Subsidiaries' and Affiliates' operations and the changes in their financial position for such Fiscal Year, in conformity with Generally Accepted Accounting Principles applied on a basis consistent with that of the preceding Fiscal Year.

               (b) In addition to the delivery of the annual "audited" consolidated financial statements to be delivered by the Borrower to the Lender pursuant to Section 5.02(i)(a) above, the Borrower shall also deliver, or
            ------------------
cause to be delivered, to the Lender, at the same time, an "unaudited" management prepared consolidating statement of income for the Borrower, the Guarantors, their respective Subsidiaries and Affiliates for such Fiscal Year, all prepared and certified to the Lender by the Borrower's chief accounting officer in his capacity as an Authorized Officer.

          (ii)   Quarterly "Unaudited" Consolidated Financial Statements of the
                 --------------------------------------------------------------
Borrower, the Guarantors, their respective Subsidiaries and Affiliates. (a) As
----------------------------------------------------------------------
soon as available, but in any event within forty-five (45) days after the close of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower, "unaudited" consolidated statements of income, retained earnings and a statement of cash flows for the Borrower, the Guarantors, their respective Subsidiaries and Affiliates for such Fiscal Quarter and for the period from the beginning of such Fiscal Year to the end of such Fiscal Quarter, and an "unaudited" consolidated balance sheet of the Borrower, the Guarantors, their respective Subsidiaries and Affiliates as of the close of such Fiscal Quarter, all as set forth in the Form 10-Q filed by Saga Systems with the SEC, setting forth in comparative form the corresponding figures for the corresponding dates and periods during the preceding Fiscal Year.

               (b) All of the above-described financial statements shall be certified by the chief accounting officer of the Borrower, in his capacity as an Authorized Officer, as presenting fairly the financial position of the Borrower, the Guarantors, their respective Subsidiaries and Affiliates as of the end of such dates and fiscal periods and the results of their operations and the changes in their financial position and cash flows for such fiscal periods, in conformity with Generally Accepted Accounting Principles applied in a manner consistent with that of the most recent audited financial statements furnished to the Lender, subject to normal and recurring year-end audit adjustments.

          (iii)  Compliance Certificates.  Together with each delivery of any
                 -----------------------
financial statement pursuant to Section 5.02(i) and Section 5.02(ii) above, an
                                ------------------------------------
Officer's Certificate of the Borrower substantially in the form of Exhibit "D"
                                                                   -----------
attached hereto, (a) stating that the officer signatory thereto in his capacity as an Authorized Officer has reviewed the terms of this Loan Agreement and the principal Loan Documents, and has made, or caused to be made under his supervision, a review in reasonable detail of the transactions and condition of the Borrower, taken as a whole, during the accounting period covered by such financial statements, and that such review has not disclosed the existence during or at the end of such accounting period, and that the signer does not have knowledge of the existence as at the date of the Officer's Certificate, of any condition or event which constitutes an Event of Default or Potential Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Borrower has taken, are taking and propose to take with respect thereto and (b) demonstrating in reasonable detail compliance, during and at the end of such accounting periods, with the financial covenants contained in Article VIII of this Loan Agreement.
                                          ------------

          (iv)   Annual Projections; Forecast Analysis.  As soon as practicable,
                 -------------------------------------
but in any event within ninety (90) days after the close of each Fiscal Year of the Borrower, an update to the projections previously delivered to the Lender (in form and substance substantially similar thereto), as of the end of (a) the next full Fiscal Year or (b) any other full Fiscal Year during the term of the Revolving Credit Facility requested by the Lender.

          (v)    Accountants Audit Opinion Letter.  Each set of financial
                 --------------------------------
statements delivered pursuant to Section 5.02(i) hereof shall be accompanied by
                                 ---------------
the annual audit opinion letter submitted with such financial statements by the Independent Certified Public Accountant who certified such financial statements.

          (vi)   Other Reports and Information.  Promptly upon their becoming
                 -----------------------------
available to the Borrower, a copy of (a) all reports, financial statements and other information distributed generally by the Borrower, the Guarantors, their respective Subsidiaries and Affiliates to their respective stockholders, members, bondholders or the financial community, (b) all accountants' management letters pertaining to, all other reports submitted by accountants in connection with any audit of, and all other material reports from outside accountants with respect to, the Borrower, the Guarantors, their respective Subsidiaries and Affiliates, if any, and (c) all reports submitted to Governmental Authorities and/or with respect to Plans under ERISA, except as prepared in the normal course of the Borrower's, any of the Guarantors', any Subsidiaries', and any Affiliates' respective businesses and where no material adverse action with respect thereto would result.

          (vii)  Further Information.  The Borrower shall promptly furnish to
                 -------------------
the Lender any business, financial or other information concerning the Borrower, the Guarantors, their respective Subsidiaries and Affiliates which the Lender may reasonably request from time to time in a form acceptable to the Lender.

          (viii) Notice of Event of Default.  Promptly upon becoming aware of
                 --------------------------
any Event of Default or Potential Event of Default, the Borrower shall give the Lender written notice thereof, together with a written statement of the Authorized Officer of the Borrower setting forth the details thereof and any action with respect thereto taken or contemplated to be taken by the Borrower.

          (ix)   Notice of Material Adverse Effect.  Promptly upon becoming
                 ---------------------------------
aware thereof, the Borrower shall give the Lender written notice about any Material Adverse Effect, including, without limitation, any loss from casualty or theft in excess of $1,000,000.00 whether or not insured, affecting any property or assets of the Borrower, the Guarantors, their respective Subsidiaries and Affiliates, setting forth the details thereof and any action with respect thereto taken or contemplated to be taken by the Borrower, the Guarantors, their respective Subsidiaries and Affiliates.

          (x)    Notice of Material Proceedings.  Promptly upon becoming aware
                 ------------------------------
thereof, the Borrower shall give the Lender written notice of the commencement, existence or threat of any action, suit, proceeding, governmental investigation or arbitration against or affecting the Borrower, the Guarantors, their respective Subsidiaries and Affiliates, including without limitation, litigation, arbitration or administration proceedings, which, if adversely decided, would have a Material

Adverse Effect on the business, assets, operations or financial condition of the Borrower, the Guarantors, their respective Subsidiaries and Affiliates or on the ability of the Borrower and/or any of the Guarantors to perform their respective obligations under this Loan Agreement or under the other Loan Documents.

          (xi) Notice of Pension-Related Events.  The Borrower shall give the
               --------------------------------
Lender the following:

          (a) As soon as possible, and in any event within ten (10) days after the Borrower, any of the Guarantors, any of their respective Subsidiaries or Affiliates or an ERISA Affiliate knows or has reason to know that a Termination Event has occurred, a written statement of the Authorized Officer of the Borrower describing such Termination Event and the action, if any, which the Borrower, the Guarantors, their respective Subsidiaries or Affiliates or such ERISA Affiliate has taken, is taking or proposes to take with respect thereto, and when known, any action taken or threatened by the IRS, the DOL or PBGC with respect thereto;

          (b) As soon as possible, and in any event within fifteen (15) days, after the Borrower, any of the Guarantors, any of their respective Subsidiaries or Affiliates or an ERISA Affiliate knows or has reason to know that a non-exempt prohibited transaction (as defined in Section 406 of ERISA and Section 4975 of the Code) has occurred, a statement of the Authorized Officer of the Borrower describing such transaction;

          (c) Within ten (10) days after the filing thereof with the DOL, IRS or PBGC, copies of each annual report, filed with respect to each Benefit Plan;

          (d) Within ten (10) days after the filing thereof with the IRS, a copy of each funding waiver request filed with respect to any Benefit Plan and all communications received by the Borrower, any of the Guarantors, any of their respective Subsidiaries or Affiliates or an ERISA Affiliate with respect to such request;

          (e) Within thirty (30) days after the occurrence thereof, the first to occur of an amendment of any existing Benefit Plan which will result in a material increase in the benefits under such Benefit Plan or a notification of any such increase, or the establishment of any new Plan or the commencement of contributions to any Plan to which the Borrower, any of the Guarantors, any of their respective Subsidiaries or Affiliates or an ERISA Affiliate was not previously contributing in a material amount, the details and/or copies of such amendment, notification or Plan;

          (f) Promptly upon, and in any event within fifteen (15) Business Days after, receipt by the Borrower, any of the Guarantors, any of their respective Subsidiaries or Affiliates or an ERISA Affiliate of the PBGC's intention to terminate a Benefit Plan or to have a trustee appointed to administer a Benefit Plan, copies of each such notice;

          (g) Promptly upon, and in any event within ten (10) Business Days after, receipt by the Borrower, any of the Guarantors, any of their respective Subsidiaries or Affiliates or an ERISA Affiliate of an unfavorable determination letter from the IRS regarding the qualification of a Plan under Section 401(a) of the Code, copies of such letter;

          (h) Promptly upon, and in any event within fifteen (15) Business Days after, receipt by the Borrower, any of the Guarantors, any of their respective Subsidiaries or Affiliates or an ERISA Affiliate of a notice from a Multiemployer Plan regarding the imposition of withdrawal liability, copies of such notice; and

          (i) Promptly upon, and in any event within fifteen (15) Business Days after, the Borrower, any of the Guarantors, any of their respective Subsidiaries or Affiliates or any ERISA Affiliate fails to make a required installment under subsection (m) of Section 412 of the Code or any other payment required under Section 412 of the Internal Revenue Code on or before the due date for such installment or payment, a notification of such failure provided that such installment payment is an amount which is material.

          (xii)    Notice of Other Material Defaults.  Promptly upon becoming
                   ---------------------------------
aware of any material default by the Borrower, any Guarantor, any Subsidiary and/or Affiliate under any material Contractual Obligation to which the Borrower, any Guarantor, any Subsidiary and/or Affiliate or by which the Borrower, any Guarantor, any Subsidiary and/or Affiliate or any of their respective Properties may be bound, the Borrower shall give the Lender written notice thereof, together with a written statement of the Authorized Officer of the Borrower in his capacity as an Authorized Officer setting forth the details thereof and any action with respect thereto taken or contemplated to be taken by the Borrower, such Guarantor, such Subsidiary and/or Affiliate.

          (xvi)    Notice of Material Claims.  The Borrower shall promptly
                   -------------------------
notify the Lender of all written Claims, complaints, orders, citations or notices, whether formal or informal, from a Governmental Authority or other Person relating to any Law, including, without limitation, any Environmental Law or health and safety law, which could reasonably be expected to have a Material Adverse Effect. Such notices shall include, among other information, the name of the party who filed the Claim, the potential amount of the Claim, if known, and the nature of the Claim.

          (xvii)   Notice of Stock Repurchase Program.  The Borrower shall
                   ----------------------------------
promptly notify the Lender, in writing, of any proposed repurchase by Saga Systems of the common stock of Saga Systems pursuant to any Stock Repurchase Program on or prior to the date such Stock Repurchase Program takes effect if such repurchase will cost Saga Systems $5,000,000.00 or more.

          (xviii)  Subsidiaries and/or Affiliates Formed or Acquired.  The
                   -------------------------------------------------
Borrower shall promptly notify the Lender of, but in any event within thirty
(30) days following, the acquisition or formation of any Subsidiary or Affiliate of the Borrower or of any Guarantor which is acquired or formed after the Closing Date and whether such Subsidiary or Affiliate is an operating company in the Borrower's, the Guarantors', their respective Subsidiaries' and Affiliates' consolidated businesses.

     Section 5.03  Environmental Notices.  The Borrower shall notify the Lender,
                   ---------------------
in writing, promptly, and in any event within fifteen (15) days after obtaining actual knowledge, of any: (i) notice or claim to the effect that the Borrower, any of the Guarantors, any of their respective Subsidiaries or Affiliates thereof is or may be liable to any Person as a result of the Release or threatened Release of any Environmental Concern Material into the Environment;
(ii) notice that the Borrower, any of the Guarantors, any of their respective Subsidiaries or Affiliates thereof is under investigation by any Governmental Authority evaluating whether any Remedial Action is needed to respond to the Release or threatened Release of any Environmental Concern Material into the Environment; (iii) notice that any Property of the Borrower, any of the Guarantors, any of their respective Subsidiaries or Affiliates thereof is subject to an Environmental Lien which could reasonably be expected to have a Material Adverse Effect; (iv) notice of violation to the Borrower, any of the Guarantors, any of their respective Subsidiaries or Affiliates thereof or awareness by the Borrower, any of the Guarantors, any of their respective Subsidiaries or Affiliates thereof of a condition which might reasonably result in a notice of violation of any environmental, health or safety Requirement of Law, which could have a Material Adverse Effect; (v) commencement or threat of any judicial or administrative proceeding alleging a material violation of any environmental, health or safety Requirement of Law; (vi) new changes to any existing environmental, health or safety Requirement of Law that could have a Material Adverse Effect on the operations of the Borrower, any of the Guarantors, any of their respective Subsidiaries or Affiliates thereof; or (vii) any proposed acquisition of stock, assets, real estate, or leasing of property, or any other action by the Borrower, any of the Guarantors, any of their respective Subsidiaries or Affiliates thereof that could subject the Borrower, any of the Guarantors, any of their respective Subsidiaries or Affiliates thereof to environmental, health or safety Liabilities and Costs that could have a Material Adverse Effect.

                                  ARTICLE VI

                             AFFIRMATIVE COVENANTS
                             ---------------------

     The Borrower hereby covenants and agrees that, on and after the Closing Date and until payment in full of all of the Obligations, unless the Lender shall give its prior express written consent to the effect otherwise, then:

     Section 6.01  Corporate Existence, etc.  The Borrower, its Subsidiaries and
                   ------------------------
Affiliates shall, and shall cause the Guarantors, their Subsidiaries and Affiliates to, do or cause to be done all things necessary (i) to maintain their respective status as a corporation, limited liability company or other form of legal entity, duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation, formation or organization and (ii) to preserve and to keep in full force and effect their respective rights and franchises unless the failure to maintain such rights and franchises would not result in a Material Adverse Effect. The Borrower shall promptly provide the Lender with a complete and up-to-date list of all Subsidiaries and Affiliates of the Borrower and of each of the Guarantors.

     Section 6.02  Corporate Powers, etc.  The Borrower, its Subsidiaries and
                   ---------------------
Affiliates shall, and shall cause the Guarantors, their Subsidiaries and Affiliates to, do or cause to be done all things necessary to qualify and remain qualified to conduct business in each jurisdiction in which the nature of their respective businesses or the ownership of their respective properties or both requires them to be so qualified except where the failure to be so qualified would not reasonably be expected to cause a Material Adverse Effect. The Borrower, its Subsidiaries and Affiliates shall, and shall cause the Guarantors, their Subsidiaries and Affiliates to, do or cause to be done all things necessary to transact business in their own names and shall invoice all accounts in their own name.

     Section 6.03  Compliance with Laws, etc. The Borrower, its Subsidiaries and
                   -------------------------
Affiliates shall, and shall cause the Guarantors, their Subsidiaries and Affiliates to, (i) to comply with all Requirements of Law, and all restrictive covenants affecting them or their respective businesses, properties, assets or operations and (ii) to obtain as needed all Permits necessary for their respective operations, and maintain such Permits in good standing, except to the extent non-compliance with this Section 6.03 would not result in a Material
                                ------------
Adverse Effect.

     Section 6.04  Payment of Taxes and Claims. The Borrower, its Subsidiaries
                   ---------------------------
and Affiliates shall, and shall cause the Guarantors, their Subsidiaries and Affiliates to, pay or cause to be paid (i) all taxes, assessments and other governmental charges imposed upon them or on any of their respective properties or assets or in respect of any of their respective franchises, business, income or property before any penalty or interest accrues thereon and (ii) all Claims (including, without limitation, claims for labor, services, materials and supplies) for sums material in the aggregate to the Borrower, the Guarantors, their respective Subsidiaries and Affiliates which have become due and payable and which by Law have or may become a Lien (other than a Customary Permitted
Lien) upon their respective Properties, prior to time when any penalty or fine shall be incurred with respect thereto; provided, however, that no such taxes,
                                        --------  -------
assessments and governmental charges referred to in clause (i) above or Claims
                                                    ----------
referred to in clause (ii) above need be paid if being contested in good faith
               -----------
by appropriate proceedings
promptly instituted and diligently conducted and if adequate reserves shall have been set aside therefor in accordance with Generally Accepted Accounting Principles.

     Section 6.05  Maintenance of Properties; Insurance. The Borrower, its
                   ------------------------------------
Subsidiaries and Affiliates shall, and shall cause the Guarantors, their Subsidiaries and Affiliates to, maintain or cause to be maintained in good repair, working order and condition, excepting ordinary wear and tear, all of their respective Properties material to their respective operations and will make or cause to be made all appropriate repairs, renewals and replacements thereof, consistent with past practice. The Borrower, its Subsidiaries and Affiliates shall, and shall cause the Guarantors, their Subsidiaries and Affiliates to, to maintain or cause to be maintained with financially sound and reputable insurers reasonably acceptable to the Lender, the insurance policies and programs listed on Schedule 6.05 attached hereto and made a part hereof or
                       -------------
substantially similar programs or policies and amounts or other programs, policies and amounts acceptable to the Lender. Not later than thirty (30) days later than the renewal, replacement, cancellation, termination or material modification of any policy or program, the Borrower shall deliver or cause to be delivered to the Lender a certificate of insurance setting forth for each such policy or program: (i) the amount of such policy, (ii) the risks insured against by such policy, (iii) the name of the insurer and each insured party under such policy and (iv) the policy number of such policy.

     Section 6.06  Inspection of Property; Books and Records; Disclosure.
                   -----------------------------------------------------
Except for information and records which the Borrower, any of the Guarantors, any of their respective Subsidiaries and/or Affiliates may not under applicable Law disseminate or disclose to the Lender, the Borrower, its Subsidiaries and Affiliates shall, and shall cause the Guarantors, their Subsidiaries and Affiliates to, permit any authorized representative(s) designated by the Lender to visit, to conduct a field audit or to otherwise inspect the Borrower's, any of the Guarantor's or any of their respective Subsidiary's and/or Affiliate's respective corporate records, including their financial and accounting records, located at the Borrower's or Saga Systems' respective chief executive offices and/or principal places of business, as such offices and places of business may change from time to time, and to make copies and take extracts therefrom, and to discuss the Borrower's, any of the Guarantor's, any of their respective Subsidiary's and any Affiliate's affairs, finances and accounts with the Lender's officers, employees, representatives or independent certified public accountants, upon at least fifteen (15) days' notice from the Lender to the Borrower, during normal business hours and on a date which is reasonably mutually convenient for both the Lender and the Borrower; provided, however,
                                                          --------  -------
that if an Event of Default or Potential Event of Default shall have occurred and be continuing, the Lender shall have the right to make any such visit, field audit or other inspection at any time, on any date and without prior notice to the Borrower. All information furnished to the Lender shall be received and maintained by the Lender in strict confidence and in accordance with applicable Law, and the Lender shall not disseminate said information to any Person, except where required by and in accordance with applicable Law or where contemplated by the Loan Documents. The Lender agrees that it shall not take any action or omit to take any action which would cause or result in the violation of Law (including without limitation, any export control law) by the Borrower, the Guarantors, their respective Subsidiaries and/or Affiliates. Each such visitation and inspection by or on behalf of the Lender shall be at the Borrower's own cost and expense. The Borrower, its Subsidiaries and Affiliates shall, and shall cause the Guarantors, their Subsidiaries and Affiliates to, keep proper books and records and accounting in accordance with sound and accepted accounting practices, consistently applied and all Requirements of Law.

     Section 6.07  Litigation, Claims, etc.,  The Borrower shall provide the
                   ------------------------
Lender with (i) a litigation status report, in a form satisfactory to the Lender, with respect to any litigation described on Schedule 4.01(vii) attached
                                                    ------------------
hereto and made a part hereof or any new litigation (whether at law or in equity) which is asserted against the Borrower, any of the Guarantors or any of their respective Subsidiaries and/or Affiliates involving money or property valued in excess of $750,000.00 promptly after the close of each Fiscal Quarter;
(ii) notice of any suit at law or in equity or claim brought or asserted against the Borrower, any of the Guarantors, their respective Subsidiaries and/or Affiliates, promptly after learning thereof with respect to any suit or claim involving money or property valued in excess of $300,000.00 or any such suits or claims which in the aggregate involve money or property valued in excess of
             -- --- ---------
$750,000.00; and (iii) prompt notice of any investigation or proceeding before or by any Governmental Authority, the effect of which is reasonably likely to result in a Material Adverse Effect.

     Section 6.08  Labor Disputes.  The Borrower shall notify the Agent in
                   --------------
writing, promptly, but in any event within two (2) Business Days after learning thereof, of any material labor dispute to which the Borrower, any of the Guarantors, their respective Subsidiaries and/or Affiliates may become a party, any strikes or walkouts relating to any of their respective Properties and the expiration of any labor contract to which they are a party or by which they are bound.

     Section 6.09  Maintenance of Licenses, Permits, etc.,  The Borrower, its
                   --------------------------------------
Subsidiaries and Affiliates shall, and shall cause the Guarantors, their Subsidiaries and Affiliates to, (i) maintain in full force and effect all licenses, permits, governmental approvals, franchises, authorizations or other rights necessary for the operation of their respective businesses, except where the failure to obtain any of the foregoing would not result in or is not reasonably likely to result in a Material Adverse Effect and (ii) to notify the Lender in writing, promptly after learning thereof, of the suspension, cancellation, revocation or discontinuance of or of any pending or threatened action or proceeding seeking to suspend, cancel, revoke or discontinue any Permit where the result thereof could reasonably be expected to result in a Material Adverse Effect.

     Section 6.10  Use of Proceeds.  The Borrower shall not use the proceeds of
                   ---------------
any Revolving Credit Loans hereunder directly or indirectly for any unlawful purpose, in any manner inconsistent with Section 2.01(iv) hereof, or
                                         ----------------
inconsistent with any other term, conditions or provision of any Loan Document.

     Section 6.11  Continuation of or Change in Business. The Borrower, its
                   -------------------------------------
Subsidiaries and Affiliates shall, and shall cause the Guarantors, their Subsidiaries and Affiliates to, continue to engage in their respective businesses substantially as conducted and operated during the present and preceding Fiscal Year, and the Borrower shall, and shall cause the Guarantors to, not engage in any other business.

     Section 6.12  Additional Guarantors; Additional Pledge of Stock Agreements.
                   ------------------------------------------------------------
(i) The Borrower shall cause each domestic Subsidiary and/or Affiliate which is an operating company, in which either the Borrower, Saga Systems or any of the Guarantors is the owner (whether legal or beneficial and whether direct or indirect) of greater than fifty percent (50%) or more of the authorized, issued and outstanding common stock of said Subsidiary or Affiliate, or other form of ownership interest in the event any such Subsidiary or Affiliate is not a corporation, which is acquired or formed after the Closing Date to enter into and execute the Agreement of Guaranty, thereby becoming a Guarantor, unless otherwise expressly waived in writing by the Lender.

         (ii) The Borrower shall further execute or cause to be executed, a Pledge of Stock Agreement, in form and substance satisfactory to the Lender in its sole and absolute discretion, pledging no more than sixty-five percent (65%) of the authorized, issued and outstanding stock of any foreign Subsidiary and/or Affiliate which is an operating company and in which either the Borrower, Saga Systems or any of the Guarantors is the owner (whether legal or beneficial and whether direct or indirect) of greater than fifty percent (50%) or more of the authorized, issued and outstanding common stock of said Subsidiary or Affiliate, or other form of ownership interest in the event any such Subsidiary or Affiliate is not a corporation, which is acquired or formed by either the Borrower, Saga Systems or any of the Guarantors after the Closing Date, as additional collateral security for the Revolving Credit Facility.

     Section 6.13  Year 2000.  The Borrower, the Guarantors, their respective
                   ---------
Subsidiaries and Affiliates shall take all action necessary to assure that their respective computer-based systems are able to effectively process data including dates prior to, on, and after January 1, 2000 such that there will be no Material Adverse Effect. At the request of the Lender, the Borrower shall provide the Lender with assurance reasonably acceptable to the Lender of the Borrower's, Guarantors', their Subsidiaries' and Affiliates' Year 2000 capability.

     Section 6.14  Year 2000 Compliance.  The Borrower, its Subsidiaries and
                   --------------------
Affiliates shall, and shall cause the Guarantors, their Subsidiaries and Affiliates to, complete or accomplish, by the indicated dates, the following:

          (i) By October 31, 1999, fix all code dates for, or replace with Year 2000 Compliant technology, all adversely affected material computer applications and embedded microchips, and commence testing thereof; and

          (ii) By November 30, 1999, complete testing and installation of all necessary software and embedded microchip technology such that the Borrower, the Guarantors, their respective Subsidiaries and/or Affiliates are Year 2000 Compliant.

                                  ARTICLE VII

                              NEGATIVE COVENANTS
                              ------------------

     The Borrower hereby covenants and agrees that, on and after the Closing Date and until payment in full of all of the Obligations, unless the Lender shall give its prior express written consent to the effect otherwise, then:

     Section 7.01  Consolidated Debt.  The Borrower, its Subsidiaries and
                   -----------------
Affiliates shall not, and shall not permit the Guarantors, their Subsidiaries and Affiliates to, create, incur, assume or otherwise become or remain directly or indirectly liable with respect to, any Consolidated Debt, except for:

         (i)   the Obligations;

         (ii) accounts payable owing to trade creditors arising from current liabilities for goods and services purchased in the normal course of the Borrower's, the Guarantors', their respective Subsidiaries' and/or Affiliates' respective businesses;

         (iii) the permitted existing Consolidated Debt as described on Schedule
                                                                        --------
7.01(iii) attached hereto, and any extensions, renewals and refinancing thereof
---------
not exceeding the principal amount outstanding on the date of such extension, renewal, or refinancing, provided that the terms are no less advantageous to the
                         -------- ----
Borrower, the Guarantors, their respective Subsidiaries and/or Affiliates than the original obligation;

         (iv) any Consolidated Debt in connection with purchase money liens permitted by Section 7.02 hereof; and
             ------------

         (v) additional Consolidated Funded Debt not to exceed Twenty-Five Million and 00/100 ($25,000,000.00) Dollars; provided that no Event of Default
                                             -------- ----
(a) shall have occurred and be continuing or (b) shall result from the incurrence of any such Consolidated Funded Debt.

     Section 7.02  Sales of Assets; Additional Liens.
                   ---------------------------------

         (i) Sales.  The Borrower, its Subsidiaries and Affiliates shall not,
             -----
and shall not permit the Guarantors, their Subsidiaries and Affiliates to, sell, assign, transfer, lease, convey, abandon or otherwise dispose of, voluntarily or involuntarily, any Properties, whether now owned or hereafter acquired, or any income or profits therefrom, except:

             (a) The Borrower, the Guarantors, their respective Subsidiaries and/or Affiliates may sell inventory in the ordinary course of their respective business;

             (b) The Borrower, the Guarantors, their respective Subsidiaries and/or Affiliates may dispose of Properties which are obsolete or no longer useful in their respective businesses; provided that (1) such disposition shall
                                       -------- ----
not result in a Material Adverse Effect and (2) the Borrower shall promptly report any disposition of any such Properties to the Lender where, whether singularly or in aggregate, proceeds are equal to or greater than $5,000,000.00;

                  (c) The Borrower may transfer all of the assets of Blue Lobster to the Borrower or any of the Guarantors;

                  (d) The Borrower may sell its accounts receivable without recourse in the ordinary course of its business; provided, however, (1) no Event
                                                 --------  -------
of Default or Potential Event of Default shall have occurred and be continuing,
(2) such accounts receivable shall be sold on commercially reasonable terms in arms' length transactions and (3) the Borrower shall have given the Lender express written notice of such sale within thirty (30) days from the completion of such sale; and

                  (e) The Borrower, any of the Guarantors and/or any Person whose authorized, issued and outstanding stock has been pledged to the Lender pursuant to any of the Pledge of Stock Agreements may transfer any of its respective assets to the Borrower, any of the Guarantors and/or any Person whose authorized, issued and outstanding stock has been pledged to the Lender pursuant to any of the Pledge of Stock Agreements.

                  (f) Any Person (1) whose financial performance is represented in the consolidated financial statements of Saga Systems and (2) which is not the Borrower, a Guarantor or a Person whose authorized, issued and outstanding stock has been pledged to the Lender pursuant to any of the Pledge of Stock Agreements, may transfer any of its assets to any other Person whose financial performance is represented in the consolidated financial statements of Saga Systems.

          (ii)     Additional Liens. The Borrower, its Subsidiaries and
                   ----------------
Affiliates shall not, and shall not permit the Guarantors, their Subsidiaries and Affiliates to, directly or indirectly create, incur, assume or permit to exist any Lien on or with respect to any of their respective Properties except:

                   (a) any interest or title of a lessor or secured by a lessor's interest under any lease permitted by this Loan Agreement;

                   (b) Liens existing on the date of this Loan Agreement securing the existing Consolidated Debt described on Schedule 7.01(iii) attached
                                                     ------------------
hereto and made a part hereof (but said Liens may not be renewed, extended or increased in principal amount);

                   (c) Customary Permitted Liens;

                   (d) Permitted Encumbrances listed on Schedule 1.01-B attached
                                                        ---------------
hereto and made a part hereof; and

                   (e) purchase money Liens securing Consolidated Debt (including the interest of a lessee under a Capitalized Lease) in the aggregate amount outstanding at any one time not to exceed $500,000.00.

     Section 7.03  Loans, Advances and Investments.  The Borrower, its
                   -------------------------------
Subsidiaries and Affiliates shall not, and shall not permit the Guarantors, their Subsidiaries and Affiliates to, (i)
make or suffer to exist or remain outstanding, any loan or advance to any other Person, or (ii) purchase, acquire or own (beneficially or of record) any stock,
        --
bonds, notes or securities of, or any partnership interest (whether general or limited) in, or any other interest in, any other Person, or (iii) make any
                                                         --
capital contribution to or other investment in any other Person or (iv) agree,
                                                                --
become or remain liable (contingent or otherwise) to do any of the foregoing, except:

          (a) Loans and investments existing on the date hereof and listed in Schedule 7.03 attached hereto and extensions, renewals and refinancings
   -------------
thereof on terms no less favorable than those existing immediately prior to such extension, renewal or refinancing;

          (b) Provided no Event of Default and no Potential Event of Default presently exists and would not result from the making thereof, loans from the Borrower, any of the Guarantors, their respective Subsidiaries and/or Affiliates to the Borrower or any of the Guarantors;

          (c) Provided no Event of Default and no Potential Event of Default presently exists and would not result from the making thereof, loans or advances not to exceed $1,500,000.00 in the aggregate at any time outstanding, made to officers or other employees of the Borrower, the Guarantors, their respective Subsidiaries and/or Affiliates;

          (d)      Investments in Cash or Cash Equivalents;

          (e) Accounts receivable owing to the Borrower, the Guarantors, their respective Subsidiaries and/or Affiliates arising from sales of inventory under usual and customary terms in the ordinary course of business;

          (f)      Permitted Acquisitions; and

          (g) Provided no Event of Default and no Potential Event of Default presently exists and would not result from the making thereof, loans to and investments in the Borrower, Saga Systems, any Guarantor or any Subsidiary or Affiliate thereof whose financial performance is represented in the consolidated financial statements of Saga Systems in accordance with Generally Accepted Accounting Principles.

     Section 7.04  Transactions with Shareholders, Subsidiaries and Affiliates.
                   -----------------------------------------------------------
The Borrower, its Subsidiaries and/or Affiliates shall not, and shall not permit the Guarantors, their Subsidiaries and/or Affiliates to, enter into or permit to exist, directly or indirectly, any transaction (including, without limitation, the purchase, sale, lease or exchange of any Property or the rendering of any service) with any Shareholder, Subsidiary and/or Affiliate, on terms that are less favorable to the Borrower, any of the Guarantors, their respective Subsidiaries and/or Affiliates than those that might be obtained in an arm's length transaction at the time from unrelated Persons who are not such a Shareholder, Subsidiary or Affiliate. Nothing contained in this Section 7.04
                                                                 ------------
shall prohibit any transaction expressly permitted by Section 7.03 hereof.
                                                      ------------

     Section 7.05  Restriction on Fundamental Changes.
                   ----------------------------------

     (i) Except for Permitted Acquisitions, the Borrower, its Subsidiaries and/or Affiliates
shall not, and shall not permit any of the Guarantors, their Subsidiaries and/or Affiliates to, enter into any joint venture, merger, partnership, acquisition or consolidation, or liquidate, windup or dissolve (or suffer any liquidation or dissolution), or convey, lease, sell, transfer or otherwise dispose of, in one transaction or series of transactions, all or any substantial part of their respective businesses, Properties or assets, whether now or hereafter acquired, without the prior express written consent of the Lender, except as permitted by
                                                         ------
Section 7.02(i) hereof.
---------------

     (ii) Except for Permitted Acquisitions, the Borrower, its Subsidiaries and/or Affiliates shall not, and shall not permit any of the Guarantors, their Subsidiaries and/or Affiliates to, (a) acquire by purchase or otherwise all or substantially all of the business property or assets of or stock or other evidence of legal or beneficial ownership of, any Person or (b) unless the Borrower, such Guarantor, such Subsidiary and/or Affiliate complies with Section
                                                                         -------
6.12 of this Loan Agreement, create any Subsidiary or Affiliate.
----

     (iii) Except for Permitted Acquisitions, the Borrower, its Subsidiaries and/or Affiliates shall not, and shall not permit any of the Guarantors, their Subsidiaries and/or Affiliates to, (a) change their respective corporate structures; provided that such a change in corporate structure involving the
            -------- ----
creation of a new Subsidiary or Affiliate shall be allowed if the Borrower, such Guarantor, such Subsidiary and/or Affiliate complies with Section 6.12 of this
                                                          ------------
Loan Agreement, or (b) materially alter the nature or character of their respective businesses as conducted on the Closing Date.

     Section 7.06  ERISA.  The Borrower, its Subsidiaries and/or Affiliates
                   -----
shall not, and shall not permit any of the Guarantors, their Subsidiaries and/or Affiliates or any ERISA Affiliate to, do any of the following to the extent that such act or failure to act would result in the aggregate, after taking into account any other such acts or failure to act, in a obligation to pay a sum of money that is material to the businesses of the Borrower, any of the Guarantors, their respective Subsidiaries and/or Affiliates:

           (i) Engage, or permit an ERISA Affiliate to engage, in any prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code for which a class exemption is not available or a private exemption has not been obtained from the DOL;

           (ii) Permit to exist any accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived;

          (iii) Fail, or permit an ERISA Affiliate to fail, to pay timely required contributions or annual installments due with respect to any waived funding deficiency to any Plan;

           (iv) Terminate, or permit an ERISA Affiliate to terminate, any Benefit Plan which would result in any liability of the Borrower, the Guarantors, their respective Subsidiaries and/or Affiliates or any ERISA Affiliate under Title IV of ERISA; or

           (v) Fail, or permit any ERISA Affiliate to fail, to pay any required installment under section (m) of Section 412 of the Code or any other payment required under Section 412 of the Code on or before the due date for such installment or other payment.

     Section 7.07  Amendment of Corporate Documents.  The Borrower, its
                   --------------------------------
Subsidiaries and/or Affiliates shall not, and shall not permit any of the Guarantors, their respective Subsidiaries and/or Affiliates to, amend, modify or supplement their respective Articles or Certificates of Incorporation, By-Laws, Operating Agreements, Certificates of Formation, Memoranda and Articles of Incorporation or other similar corporate organizational documents without written notice to the Lender of any such amendments, modifications and/or supplements which are material.

     Section 7.08  Margin Regulations.  The Borrower shall not permit any
                   ------------------
portion of the proceeds of any Revolving Credit Loans extended to be used in any manner which might cause the extension of credit or the application of such proceeds to violate Regulation U or Regulation X or any other regulation of the Federal Reserve Board or to violate the Securities Exchange Act or the Securities Act, in each case as in effect on the date or dates of such Borrowing, such use of proceeds, such creation or such issuance.

     Section 7.09  Cancellation of Consolidated Debt; Prepayment.  The Borrower,
                   ---------------------------------------------
its Subsidiaries and/or Affiliates shall not, and shall not permit any of the Guarantors, their Subsidiaries and/or Affiliates to, cancel any Claim or Consolidated Debt, except for adequate consideration and in the ordinary course of their respective businesses.

     Section 7.10  Environmental Liabilities.  The Borrower, its Subsidiaries
                   -------------------------
and/or Affiliates shall not, and shall not permit any of the Guarantors, their Subsidiaries and/or Affiliates to, become subject to any Liabilities and Costs which the Lender deems has or is likely to have a Material Adverse Effect arising out of or related to (i) the Release or threatened Release at any location of any Environmental Concern Material into the Environment, or any Remedial Action in response thereto, or (ii) any violation of any Environmental, health or safety Requirement of Law; provided, however, that this covenant shall
                                     --------  -------
not be violated so long as (a) the Borrower, such Guarantor or such Subsidiary or Affiliate shall have notified the Lender of the assertion of such liability or required expenditures promptly upon receiving written notice of such assertion, (b) the Borrower, such Guarantor or such Subsidiary or Affiliate shall have continued to furnish the Lender with such information concerning such asserted liability or required expenditure as the Lender shall have reasonably requested, or as otherwise provided herein, (c) the Borrower, such Guarantor or such Subsidiary or Affiliate shall be diligently pursuing indemnification for such liability or required expenditures from any Person which has an obligation to provide such indemnification, and (d) the imposition of such liability during the pendency of the Borrower's, such Guarantor's or such Subsidiary's or Affiliate's pursuit of indemnification will not materially impair the Borrower's, such Guarantor's or such Subsidiary's or Affiliate's ability to perform its respective financial obligations under this Loan Agreement.

     Section 7.11  Fiscal Year.  The Borrower, its Subsidiaries and/or
                   -----------
Affiliates shall not, and shall not permit any of the Guarantors, their Subsidiaries and/or Affiliates to, change their respective Fiscal Year, without providing express written notice of such change to the Lender.

     Section 7.12  Guaranties.  The Borrower, its Subsidiaries and/or Affiliates
                   ----------
shall not, and shall not permit any of the Guarantors, their Subsidiaries and/or Affiliates to, assume, guaranty, endorse or otherwise be or become directly or contingently responsible or liable, for obligations or liabilities of any Person, except for:

          (i)   guaranties existing on the Closing Date as described on Schedule
                                                                        --------
7.12(i) attached hereto and made a part hereof;
-------

          (ii) guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and

          (iii) guaranties entered into in the ordinary course of the Borrower's, the Guarantors', their respective Subsidiaries' and/or Affiliates' respective businesses in the aggregate amount outstanding at any one time not to exceed $1,000,000.00.

     Section 7.13  No Negative Pledges to Other Person.  The Borrower, its
                   -----------------------------------
Subsidiaries and/or Affiliates shall not, and shall not permit any of the Guarantors, their Subsidiaries and/or Affiliates to, grant to another Person a covenant commonly referred to as a "negative pledge" with respect to their respective assets and/or Properties.

     Section 7.14  No Borrowing Under the CBL Credit Facility.  The Borrower,
                   ------------------------------------------
its Subsidiaries and/or Affiliates shall not, and shall not permit any of the Guarantors, their Subsidiaries and/or Affiliates to, borrow, incur debt or otherwise become liable for any sums pursuant to, under or in connection with the CBL Credit Facility.

                                 ARTICLE VIII

                              FINANCIAL COVENANTS
                              -------------------

    The Borrower hereby covenants and agrees that, on and after the Closing Date and until payment in full of all the Obligations unless the Lender shall give its prior written consent to the effect otherwise, then:

     Section 8.01  Minimum Consolidated Current Ratio.  The Borrower, the
                   ----------------------------------
Guarantors, their respective Subsidiaries and Affiliates shall maintain at all times throughout the term of the Revolving Credit Facility (which covenant shall be tested by reviewing the quarterly and annual financial statements which are to be provided to the Lender pursuant to Section 5.02 of this Loan Agreement),
                                         ------------
on a consolidated basis, a ratio of Consolidated Current Assets -to-Consolidated Current Liabilities of not less than 1.5 -to- 1.0.
                                    -------------

     Section 8.02  Maximum Consolidated Cash Flow Leverage Ratio.  The Borrower,
                   ---------------------------------------------
the Guarantors, their respective Subsidiaries and Affiliates shall maintain at all times throughout the term of the Revolving Credit Facility (which covenant shall be tested at the end of the periods covered by the quarterly and annual financial statements which are to be provided to the Lender pursuant to Section
                                                                        -------
5.02 of this Loan Agreement), on a consolidated basis, a Consolidated Cash Flow
----
Leverage Ratio equal to or less than 1.75 -to- 1.0.
               ---------------------

     Section 8.03  No Net Consolidated Loss.  The Borrower, the Guarantors,
                   ------------------------
their respective Subsidiaries and Affiliates shall not permit a net loss to occur from the operations of their consolidated businesses (i) for any two (2) consecutive Fiscal Quarters and/or for any Fiscal Year or (ii) for any four consecutive Fiscal Quarters taken together as one accounting period (which covenant shall be tested at the end of the periods covered by the quarterly and annual financial statements which are to be provided to the Lender pursuant to
Section 5.02 of this Loan Agreement).
------------

                                   ARTICLE IX

                     EVENTS OF DEFAULT; RIGHTS AND REMEDIES
                     --------------------------------------

     Section 9.01  Events of Default.  The occurrence of any of the following
                   -----------------
events with the passing of any applicable notice and cure periods shall constitute an "Event of Default" under this Loan Agreement (hereinafter each referred to as an "Event of Default"):

          (i) Any representation or warranty made by the Borrower or any of the Guarantors or any other Person in any of the Loan Documents furnished in connection with the Revolving Credit Facility, shall prove to have been false, incorrect or misleading in any substantial and material respect on the date as of which made;

          (ii) The Borrower shall have failed to make any payment of any installment of interest on the Revolving Credit Loan Note on its due date;

          (iii) The Borrower shall have failed to make any payment of principal on the Revolving Credit Loan Note on its due date;

          (iv) The Borrower or any of the Guarantors shall have failed to duly observe or perform any covenant, condition or agreement with respect to the payment of moneys on their part which is to be observed or performed pursuant to the terms of the Loan Documents, other than the payment of principal and interest which shall be governed by clauses (ii) and (iii) above, and such
                                    ----------------------
default shall have remained uncured for a period of thirty (30) days;

          (v) The Borrower and the Guarantors shall have failed to duly observe any of the financial covenants set forth in Article VIII of this Loan
                                                    ------------
Agreement as of any date of determination;

          (vi) The Borrower or any of the Guarantors shall have failed to duly observe or perform any covenant, condition or agreement on the part of the Borrower or such Guarantors to be observed or performed pursuant to the terms of the Loan Documents other than the payment of moneys which shall be governed by clauses (ii), (iii) and (iv) above, and such default shall have remained uncured
----------------------------
for a period of thirty (30) days;

          (vii) The Borrower or any of the Guarantors shall have applied for or consented to the appointment of a custodian, receiver, or liquidated of all or a substantial part of their respective assets; a custodian shall have been appointed with or without consent of the Borrower and/or any of the Guarantors; the Borrower and/or any of the Guarantors shall generally not be paying their respective debts as they become due; the Borrower and/or any of the Guarantors shall have made a general assignment for the benefit of their respective creditors; the Borrower and/or any of the Guarantors shall have filed a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with their respective creditors, or shall have taken advantage of any insolvency law, or shall have filed an answer admitting the material allegations of a petition in bankruptcy, reorganization or insolvency proceeding; a petition in bankruptcy shall have been filed against the Borrower and/or any of the Guarantors and shall not have been dismissed for a period of sixty (60) consecutive days, or an Order for Relief shall have been entered against the Borrower and/or any of the Guarantors under the Bankruptcy Code; or an order, judgment or decree shall have been entered without the application, approval or consent of the Borrower and/or any of the Guarantors by any court of competent jurisdiction appointing a receiver, trustee, custodian or liquidator of the Borrower and/or any of the Guarantors of a substantial part of its assets and such order, judgment or decree shall have continued unstayed and in effect for any period of sixty (60) consecutive days;

          (viii) A writ of execution or attachment or any similar process shall be issued or levied against all or any part of or interest in any of the Properties of the Borrower and/or any of the Guarantors or any judgment involving monetary damages shall be entered against the Borrower and/or any of the Guarantors which shall become a lien on the Borrower's or any of said Guarantor's Properties or any portion thereof or interest therein and such execution, attachment or similar process is not released, bonded, satisfied, vacated or stayed within thirty (30) days after its entry or levy, and said writ of execution, attachment, levy or judgment shall involve monetary damages aggregating more than $1,000,000.00;

          (ix) Seizure or foreclosure of any of the Properties of the Borrower and/or any of the Guarantors pursuant to process of law or by respect of legal self-help, involving monetary damages aggregating more than $1,000,000.00, unless said seizure or foreclosure is stayed or bonded within thirty (30) days after the occurrence of same;

          (x) The voluntary permanent closing of business or ceasing of operations of the Borrower and/or any one or more of the Guarantors;

          (xi) Default by the Borrower or any of the Guarantors in any of the terms or conditions of any agreement (excluding the Loan Documents) covering the payment of borrowed money whether from the Lender or from any other creditor;

          (xii)   The occurrence of a Material Adverse Effect; and

          (xiii) The occurrence of a Reportable Event with respect to the Borrower and/or any of the Guarantors.

     Section 9.02  Rights and Remedies.
                   -------------------

          (i)     Acceleration.  Upon the occurrence and during the continuance
                  ------------
of any Event of Default described in the foregoing Section 9.01(vii) hereof, the
                                                   -----------------
Revolving Credit Facility shall automatically and immediately terminate and the unpaid principal amount of any and all accrued interest and due fees on the Revolving Credit Loans outstanding shall automatically become immediately due and payable, with all additional interest from time to time accrued thereon and without presentment, demand, or protest or other requirements of any kind (including, without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and of acceleration), all of which are hereby expressly waived by the Borrower, and the obligation of the Lender to make any Revolving Credit Loans hereunder shall thereupon terminate. Upon the occurrence and during the continuance of any other Event of Default described in Section 9.01 above, the Lender may by written notice to the
             ------------
Borrower, (a) declare that the Revolving Credit Facility is terminated, whereupon the obligation of the Lender to make any Revolving Credit Loans hereunder shall immediately terminate, and/or
(b) declare the unpaid principal amount of and any and all accrued and unpaid interest on the Revolving Credit Loans to be, and the same shall thereupon be, immediately due and payable with all additional interest from time to time accrued thereon and without presentment, demand, or protest or other requirements of any kind (including, without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and of acceleration), all of which are hereby expressly waived by the Borrower.

          (ii)   Rights Under Loan Documents.  Upon the occurrence and during
                 ---------------------------
the continuance of any Event of Default, the Lender may take any lawful action against the Borrower and/or any of the Guarantors to collect the payments then due and thereafter to become due under the Loan Documents, including, without limitation, the Agreement of Guaranty and the Pledge of Stock Agreements.

          (iii)  Setoff.  Upon the occurrence and during the continuance of any
                 ------
Event of Default, without notice or other action (any such notice being expressly waived by the Borrower) the Lender may setoff any money owed by the Lender in any capacity to the Borrower or any Property of the Borrower in the possession of the Lender against any of the monetary obligations of the Borrower to the Lender under the Loan Documents, and the Lender shall be deemed to have exercised such right of setoff and to have made a charge against any such money or property immediately, even though the actual book entries may be made at some time subsequent thereto.

     Section 9.03  Application of Proceeds.
                   -----------------------

          (i)    All payments and proceeds received under Section 9.02 of this
                                                          ------------
Loan Agreement shall be applied in the following order of priority:

                 (a) First, to the payment of all reasonable fees, costs and expenses (including reasonable attorney's fees, costs and other expenses including, without limitation, post-judgment attorney's fees, costs and other expenses) incurred by the Lender and/or its agents or representatives in connection with the realization of such payments or proceeds;

                 (b) Next, to the payment in full of all unpaid principal, accrued interest and other sums, if any, due and owing under the Revolving Credit Facility; and,

                 (c) Next, the balance, if any, or such payments, proceeds, or amounts to the Borrower, or, if otherwise determined by a court of competent jurisdiction, to whomever may be entitled thereto.

          (ii)   If the amount of the proceeds received in Section 9.03(i) above
                                                           ---------------
shall be insufficient to satisfy in full the amounts referred to in clauses (a)
                                                                    -----------
and (b) above, then the Borrower shall remain and be liable for any such
-------
deficiency.

     Section 9.04  No Notices.  In order to entitle the Lender to exercise any
                   ----------
remedy available to it under Section 9.02 of this Loan Agreement, it shall not
                             ------------
be necessary for the Lender to give any notice, other than such notice as may be required expressly in this Loan Agreement or by applicable law.

     Section 9.05  Agreement to Pay Attorneys' Fees and Expenses.  Upon the
                   ---------------------------------------------
occurrence and during the continuance of an Event of Default, as a result of which the Lender shall require and employ attorneys or incur other expenses for the collection of payments due or to become due or the enforcement or performance or observance of any obligation or agreement on the part of the Borrower contained herein, the Borrower shall, on demand, pay to the Lender, the reasonable fees of such attorneys, costs and such other expenses so incurred by them including, without limitation, post-judgment attorney's fees, costs and other expenses.

     Section 9.06  No Additional Waiver Implied by One Waiver.  In the event any
                   ------------------------------------------
agreement contained in this Loan Agreement should be breached by any party and thereafter waived by the other parties, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

     Section 9.07  Failure to Exercise Rights.  Nothing herein contained shall
                   --------------------------
impose upon the Lender any obligation to enforce any terms, covenants or conditions contained in this Loan Agreement and the other Loan Documents. Failure of the Lender, in any one or more instances, to insist upon strict performance by the Borrower of any terms, covenants or conditions of this Loan Agreement and the other Loan Documents, shall not be considered or taken as a waiver or relinquishment by the Lender of its right to insist upon and to enforce in the future, by injunction or other appropriate legal or equitable remedy, strict compliance by the Borrower with all the terms, covenants and conditions of this Loan Agreement and the other Loan Documents. The consent of the Lender to any act or omission by the Borrower shall not be construed to be a consent to any other or subsequent act or omission or to waive the requirement for the Lender's consent to be obtained in any future or other instance.

     Section 9.08  WAIVER OF JURY TRIAL. THE BORROWER AND THE LENDER HEREBY
                   --------------------
WAIVE ANY AND ALL RIGHTS THAT THEY MAY NOW OR HEREAFTER HAVE UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR ANY STATE, TO A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING EITHER DIRECTLY OR INDIRECTLY IN ANY ACTION OR PROCEEDING BETWEEN THE BORROWER, THE LENDER OR THEIR SUCCESSORS AND ASSIGNS, OUT OF OR IN ANY WAY CONNECTED WITH THIS LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS. IT IS INTENDED THAT SAID WAIVER SHALL APPLY TO ANY AND ALL DEFENSES, RIGHTS, AND/OR COUNTERCLAIMS IN ANY ACTION OR PROCEEDING. THE BORROWER AND THE LENDER RECOGNIZE THAT ANY DISPUTE ARISING IN CONNECTION WITH THE REVOLVING CREDIT FACILITY IS LIKELY TO BE COMPLEX AND CONSEQUENTLY THEY WISH TO STREAMLINE AND MINIMIZE THE COST OF THE DISPUTE RESOLUTION PROCESS BY AGREEING TO WAIVE THEIR RIGHTS TO A JURY TRIAL.

     Section 9.09  Remedies Cumulative.  No remedy herein conferred upon or
                   -------------------
reserved to the Lender is intended to be exclusive of any other remedy or remedies; but each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder, or now or hereafter existing at law or in equity or by statute. No express or implied waiver by the

Lender of any Event of Default hereunder shall in any way be, or construed to be, a waiver of any future or subsequent Event of Default. No delay or omission to exercise any right or power accruing upon any Event of Default continuing as aforesaid, shall impair any such right or power or shall be construed to be a waiver of any such Event of Default, or acquiescence therein; and every such right and power may be exercised from time to time and as often as may be deemed expedient.

                                   ARTICLE X

                                 MISCELLANEOUS
                                 -------------

     Section 10.01  Expenses.
                    --------

          (i)  Generally.  The Borrower hereby covenants and agrees upon demand
               ---------
to pay, or reimburse the Lender for, all the Lender's reasonable external legal costs and expenses (but not internal legal costs and expenses), including, without limitation, post-judgment attorney's fees, costs and other expenses, and all internal and external audit, appraisal, valuation and investigation expenses and for all other reasonable out-of-pocket costs and expenses of every type and nature (including, without limitation, the reasonable fees, expenses and disbursements of Reed Smith Shaw & McClay LLP and any other external attorneys retained by the Lender, auditors, accountants, appraisers, insurance and environmental advisers, and other consultants) incurred by the Lender in connection with (a) the administration of this Loan Agreement, the other Loan Documents and the Revolving Credit Facility including consultation with attorneys in connection therewith and in connection with the amendment, waiver or consents required or requested hereunder and (b) the protection, collection or enforcement of any of the Obligations.

          (ii) After Default.  The Borrower hereby further covenants and agrees
               -------------
to pay, or reimburse the Lender for all reasonable out-of-pocket costs and expenses, including, without limitation, reasonable external attorneys' fees and disbursements, and costs of settlement incurred by the Lender after the occurrence and during the continuance of an Event of Default (a) in enforcing any Obligation or exercising or enforcing any other right or remedy available by reason of such Event of Default, (b) in connection with any refinancing or restructuring of the credit arrangements provided under this Loan Agreement in the nature of a "work-out" or in any insolvency or bankruptcy proceeding, (c) in commencing, defending or intervening in any litigation or in filing a petition, complaint, answer, motion or other pleadings in any legal proceeding relating to the Borrower and/or any of the Guarantors and related to or arising out of the transactions contemplated thereby or by any of the Loan Documents or (d) in taking any other action in or with respect to any suit or proceeding (whether in bankruptcy or otherwise).

     Section 10.02  Indemnity.  The Borrower hereby further covenants and agrees
                    ---------
to defend, protect, indemnify and hold harmless the Indemnified Parties from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for the Indemnified Parties in connection with any investigative, administrative or judicial proceeding, whether or not the Indemnified Parties shall be designated a party thereto), imposed on, incurred by, or asserted against the Indemnified Parties (whether direct, indirect or consequential and whether based on any federal or state Laws or other statutory regulations, including, without limitation, securities and commercial laws and regulations, under common law or at equitable cause, or on contract or otherwise, including any liability and costs under federal, state or local environmental, health or safety laws, regulations, or common law principles, arising from or in connection with the past, present or future environmental condition of the Property or the Release or threatened Release of any Environmental Concern Material into the Environment from the Property) in any manner relating to or arising out of this Loan Agreement or the other Loan Documents, or any act, event or transaction related or attendant thereto, the making of and participation in the Revolving Credit Facility and the management of such Revolving Credit Loans or the use or intended use of the proceeds of the Revolving Credit Facility hereunder (hereinafter collectively referred to as the "Indemnified Matters"); provided, however, that the Borrower shall not have any obligation to an
--------  -------
Indemnified Party hereunder with respect to (a) matters for which such Indemnified Party has been compensated pursuant to or for which an exemption is provided in this Loan Agreement and (b) Indemnified Matters caused by or resulting from the willful misconduct or gross negligence of that Indemnified Party, as determined by a court of competent jurisdiction. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnified Parties.

     Section 10.03  Amendments and Waivers.  No amendment or modification of any
                    ----------------------
provision of this Loan Agreement shall be effective without the written agreement of the Lender and the Borrower, and no termination or waiver of any provision of this Loan Agreement, or consent to any departure by the Borrower therefrom, shall in any event be effective without the written concurrence of the Lender, which the Lender shall have the right to grant or withhold at its sole discretion.

     Section 10.04  Independence of Covenants.  All covenants hereunder shall be
                    -------------------------
given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Potential Event of Default if such action is taken or condition exists.

     Section 10.05  Notices.  Unless otherwise specifically provided therein,
                    -------
any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, or sent by confirmed telecopy transmission, nationally recognized overnight courier service or United States mail and shall be deemed to have been given when delivered in person or by said courier service, or upon receipt of a confirmed telecopy transmission during normal business hours or three (3) Business Days after deposit in the United States mail (registered or certified, with postage prepaid and properly addressed). Notices to the Lender pursuant to Article II hereof shall not be
                                               ----------
effective until received by the Lender. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 10.05) shall be as set forth below each party's name on the
        --------------
signature pages hereof, or, as to each party, at such other address as may be designated by such party in a written notice to the other party, agreements, representations and warranties made herein shall survive the execution and delivery of this Loan Agreement and the other Loan Documents and the making and repayment of the Loans hereunder. A failure to send the requisite copies does not invalidate an otherwise properly sent notice to the Borrower and/or the Lender.

     Section 10.06  Survival of Warranties and Agreements.  Subject only to the
                    -------------------------------------
limitations on the liability of the Borrower for increased costs and other charges detailed in Section 2.07 hereof, all agreements, representations and
                    ------------
warranties made herein shall survive the execution and delivery of this Loan Agreement and the other Loan Documents and the making and repayment of Revolving Credit Loans hereunder.

     Section 10.07  Marshaling; Payments Set Aside.  The Lender shall not be
                    ------------------------------
under any obligation to marshal any assets in favor of the Borrower, any of the Guarantors or any other Person or against or in payment of any or all of the Obligations. To the extent that the Borrower and/or any of the Guarantors make a payment or payments to the Lender, or the Lender enforces its rights and remedies under the Loan Documents or exercises its right of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, right and remedies therefor (to the extent permissible and practicable under the law and the circumstances), shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff and not occurred.

     Section 10.08  Severability.  In case any provision in or obligation under
                    ------------
this Loan Agreement or the other Loan Documents shall be held to be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations under the Loan Agreement or the other Loan Documents, shall not in any way be affected or impaired thereby. The invalidating, illegality or unenforceability of a particular provision in a particular jurisdiction shall not render such provision invalid, illegal or unenforceable in any other jurisdiction.

     Section 10.09  Governing Law.  This Loan Agreement shall be governed by,
                    -------------
and shall be construed and enforced in accordance with, the laws of the State of New York.

     Section 10.10  Successors and Assigns.  This Loan Agreement and the other
                    ----------------------
Loan Documents shall be binding upon the parties hereto and their respective successors and assigns. The Borrower's Obligations hereunder, may not be assigned to any Person without the prior express written consent of the Lender. The Lender may assign, transfer, sell, participate or convey all or any part of the Revolving Credit Facility to any Person without the consent of the Borrower. The Lender agrees to promptly notify the Borrower in writing of any sale or participation by the Lender of all or any part of the Revolving Credit Facility.

     Section 10.11  CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL
                    ----------------------------------------------
PROCEEDINGS BROUGHT AGAINST THE BORROWER WITH RESPECT TO THIS LOAN AGREEMENT AND THE REVOLVING CREDIT LOAN NOTE MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS LOAN AGREEMENT, THE BORROWER ACCEPTS, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID

COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS LOAN AGREEMENT AND THE REVOLVING CREDIT LOAN NOTE FROM WHICH NO APPEAL HAS BEEN TAKEN OR IS AVAILABLE. THE BORROWER IRREVOCABLY DESIGNATES AND APPOINTS CT CORPORATION SYSTEM, 1633 BROADWAY, NEW YORK, NEW YORK 10019, AS ITS AGENT TO RECEIVE, ON ITS BEHALF, SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY SUCH PERSON TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS NOTICE ADDRESS SPECIFIED ON THE SIGNATURE PAGES HEREOF, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING. THE BORROWER AND THE LENDER IRREVOCABLY WAIVE ANY OBJECTION (INCLUDING WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY JURISDICTION SET FORTH ABOVE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.

     Section 10.12  Counterparts; Effectiveness; Inconsistencies.  This Loan
                    --------------------------------------------
Agreement and any amendments, waivers, consents, or supplements may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Loan Agreement and each of the other Loan Documents shall be construed to the extent reasonable to be consistent one with the other, but to the extent that the terms and conditions of this Loan Agreement are actually inconsistent with the terms and conditions of any other Loan Documents, this Loan Agreement shall govern.

     Section 10.13  Construction.  The parties acknowledge that each party and
                    ------------
its counsel have reviewed and revised this Loan Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Loan Agreement or any amendments or exhibits hereto.

     Section 10.14  Entire Agreement.  This Loan Agreement, taken together with
                    ----------------
all of the other Loan Documents and all certificates and other documents delivered by the Borrower or any other Person to the Lender, embody the entire agreement and supersede all prior agreements, written and oral, relating to the subject matter hereof

     IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be executed and delivered by their proper and duly authorized corporate officers as appropriate, and the Borrower has caused its corporate seal to be hereunto affixed and attested pursuant to the resolution of its Board of Directors, all on the day and year first hereinabove written.

[SEAL]                        SAGA SOFTWARE, INC.,
ATTEST:                       as the Borrower

/s/ Katherine E. Butler       By: /s/ Harry K. McCreery
-----------------------           ---------------------
Katherine E. Butler               Harry K. McCreery
Secretary                         Vice President, Treasurer and
                                  Chief Financial Officer

                              Notice Address:
                              11190 Sunrise Valley Drive
                              Reston, Virginia 20191
                              Attn: Harry K. McCreery
                                    Vice President, Treasurer and
                                    Chief Financial Officer
                              Telecopy No.: (703) 391-6504

                              With a copy to:
                              King & Spaulding
                              191 Peachtree Street, N.E.
                              Atlanta, Georgia 30303-1763
                              Attn: George Lemuel Hewes, Esq.
                              Telecopy No.: (404) 572-5100

                              THE CHASE MANHATTAN BANK,
                              as the Lender

                              By: /s/ Sandra B.V.W. Braun
                                  -----------------------
                                  Sandra B.V.W. Braun
                                  Vice President

                              Notice Address:
                              The Chase Manhattan Bank
                              One Riverfront Plaza, 2d Floor
                              Newark, New Jersey 07102
                              Attn: Sandra B.V.W. Braun
                                    Vice President
                              Telecopy No.: 973-353-6158

                              With a copy to:
                              Reed Smith Shaw & McClay LLP
                              136 Main Street, Suite 250
                              Princeton Forrestal Village
                              Princeton, New Jersey 08540
                              Attn: Daniel F. Peck, Jr., Esq.
                              Telecopy No.: 609-951-0824